                                               Filed Pursuant to Rule 497(b)
                                               Registration File No.: 333-99029


                MORGAN STANLEY HIGH INCOME ADVANTAGE TRUST III

                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020
                                (800) 869-NEWS


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 10, 2002


TO THE SHAREHOLDERS OF MORGAN STANLEY HIGH INCOME ADVANTAGE TRUST III


     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley High Income Advantage Trust III ("HIAT III"), to be held in Room 209, 2nd Floor, at 1221 Avenue of the Americas, New York, New York 10020, at 10:00 A.M., Eastern time, on December 10, 2002, and any adjournments thereof (the "Meeting"), for the following purposes:


1. To consider and vote upon an Agreement and Plan of Reorganization, dated July 25, 2002 (the "Reorganization Agreement"), between HIAT III and Morgan Stanley High Yield Securities Inc. ("High Yield"), pursuant to which substantially all of the assets of HIAT III would be combined with those of High Yield and shareholders of HIAT III would become shareholders of High Yield receiving Class D shares of High Yield with a value equal to the net asset value of their holdings in HIAT III (the "Reorganization"); and

2.   To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on September 9, 2002 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF HIAT III RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.


                                            By Order of the Board of Trustees,


                                            BARRY FINK
                                            Secretary


October 3, 2002


--------------------------------------------------------------------------------
 YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. AS DISCUSSED IN THE ENCLOSED PROXY STATEMENT CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.
--------------------------------------------------------------------------------

                   MORGAN STANLEY HIGH YIELD SECURITIES INC.

                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020
                                (800) 869-NEWS

                         ACQUISITION OF THE ASSETS OF
                MORGAN STANLEY HIGH INCOME ADVANTAGE TRUST III

                   BY AND IN EXCHANGE FOR CLASS D SHARES OF
                  MORGAN STANLEY HIGH YIELD SECURITIES INC.


     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley High Income Advantage Trust III ("HIAT III"), in connection with an Agreement and Plan of Reorganization, dated July 25, 2002 (the "Reorganization Agreement"), pursuant to which substantially all the assets of HIAT III, a closed-end management investment company, will be combined with those of Morgan Stanley High Yield Securities Inc. ("High Yield"), an open-end management investment company, in exchange for Class D shares of High Yield (the "Reorganization"). As a result of this transaction, shareholders of HIAT III will become shareholders of High Yield and will receive Class D shares of High Yield with a value equal to the net asset value of their holdings in HIAT
III. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between HIAT III and High Yield, attached hereto as Exhibit A. The address of HIAT III is that of High Yield set forth above. This Proxy Statement also constitutes a Prospectus of High Yield, which is dated October 3, 2002, filed by High Yield with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").


     High Yield is an open-end diversified management investment company whose primary investment objective is to earn a high level of current income. As a secondary objective, the fund seeks capital appreciation but only to the extent consistent with its primary objective. The fund seeks to achieve its objective by investing at least 80% of its assets in fixed-income securities rated lower than Baa by Moody's Investors Service or lower than BBB by Standard & Poor's Corporation or in non-rated securities considered by the fund's investment manager, Morgan Stanley Investment Advisors Inc., to be appropriate investments for the fund.


     This Proxy Statement and Prospectus sets forth concisely information about High Yield that shareholders of HIAT III should know before voting on the Reorganization Agreement. A copy of the Prospectus for High Yield dated September 30, 2002, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is High Yield's Annual Report for the fiscal year ended August 31, 2002. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated October 3, 2002, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference is HIAT III's Annual Report for its fiscal year ended January 31, 2002 and the succeeding Semi-Annual Report for the six months ended July 31, 2002. Such documents are available without charge by calling (800) 869-NEWS (toll free).


Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THIS PROXY STATEMENT AND PROSPECTUS IS DATED OCTOBER 3, 2002.

                               TABLE OF CONTENTS

                        PROXY STATEMENT AND PROSPECTUS



                                                                                              PAGE
                                                                                             -----
INTRODUCTION .............................................................................     1
   General ...............................................................................     1
   Record Date; Share Information ........................................................     1
   Proxies ...............................................................................     2
   Expenses of Solicitation ..............................................................     3
   Vote Required .........................................................................     3

SYNOPSIS .................................................................................     4
   The Reorganization ....................................................................     4
   Fee Table .............................................................................     4
   Example ...............................................................................     5
   Tax Consequences of the Reorganization ................................................     6
   Reasons for the Reorganization ........................................................     6
   Comparison of HIAT III and High Yield .................................................     6

PRINCIPAL RISK FACTORS ...................................................................     8

THE REORGANIZATION .......................................................................    10
   The Board's Consideration .............................................................    10
   The Reorganization Agreement ..........................................................    11
   Tax Aspects of the Reorganization .....................................................    13
   Tax Consequences of the Reorganization to HIAT III and High Yield .....................    14
   Description of Shares of High Yield and HIAT III and the Organization of the Two Funds     14
   Capitalization Table (unaudited) ......................................................    16
   Appraisal Rights ......................................................................    16

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ...........................    16
   Investment Objectives and Policies ....................................................    16
   Investment Restrictions ...............................................................    17

ADDITIONAL MATTERS REGARDING HIAT III ....................................................    19
   History of Public Trading of HIAT III's Shares ........................................    19
   Investment Manager ....................................................................    20
   Portfolio Management ..................................................................    20
   Expenses Borne by HIAT III ............................................................    20

ADDITIONAL INFORMATION ABOUT HIAT III AND HIGH YIELD .....................................    21
   General ...............................................................................    21
   Litigation ............................................................................    21
   Financial Information .................................................................    22
   Management ............................................................................    22
   Description of Securities and Shareholder Inquiries ...................................    22
   Custodian and Transfer Agent and Dividend Paying Agent ................................    22
   Dividends, Distributions and Taxes ....................................................    22
   Purchases and Redemptions .............................................................    22

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE ..............................................    23

FINANCIAL STATEMENTS AND EXPERTS .........................................................    23

LEGAL MATTERS ............................................................................    23

SHAREHOLDER PROPOSALS ....................................................................    23

AVAILABLE INFORMATION ....................................................................    23

OTHER BUSINESS ...........................................................................    24
Exhibit A -- Agreement and Plan of Reorganization, dated July 25, 2002, by and between
  HIAT III and High Yield
Exhibit B -- Prospectus of High Yield dated September 30, 2002.
Exhibit C -- Description of Dividend Reinvestment Plan of HIAT III

                MORGAN STANLEY HIGH INCOME ADVANTAGE TRUST III
                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020
                                (800) 869-NEWS


                              --------------------
                         PROXY STATEMENT AND PROSPECTUS
                              --------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 10, 2002


                                  INTRODUCTION


GENERAL


     This Proxy Statement and Prospectus is being furnished to the shareholders of the Morgan Stanley High Income Advantage Trust III ("HIAT III"), a closed-end diversified management investment company, in connection with the solicitation by the Board of Trustees of HIAT III (the "Board") of proxies to be used at the Special Meeting of Shareholders of HIAT III to be held in Room 209, 2nd Floor, at 1221 Avenue of the Americas, New York, New York 10020 at 10:00 A.M., Eastern time, on December 10, 2002, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about October 7, 2002.

     At the Meeting, HIAT III shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated July 25, 2002 (the "Reorganization Agreement"), between HIAT III and Morgan Stanley High Yield Securities Inc. ("High Yield") pursuant to which substantially all of the assets of HIAT III will be combined with those of High Yield in exchange for Class D shares of High Yield. As a result of this transaction, Shareholders will become shareholders of High Yield and will receive Class D shares of High Yield equal to the net asset value of their holdings in HIAT III on the closing date of such transaction (the "Reorganization"). The Class D shares to be issued by High Yield pursuant to the Reorganization (the "High Yield Shares") will be issued at net asset value and will not be subject to any sales charge. Further information relating to High Yield is set forth herein and in High Yield's current Prospectus, dated September 30, 2002 ("High Yield's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.


     The information concerning HIAT III contained herein has been supplied by HIAT III and the information concerning High Yield contained herein has been supplied by High Yield.


RECORD DATE; SHARE INFORMATION


     The Board has fixed the close of business on September 9, 2002 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 12,782,079 shares of HIAT III issued and outstanding. There are no HIAT III shares held by HIAT III. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     No persons were known to own of record or beneficially 5% or more of the outstanding shares of HIAT III as of the Record Date although from time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total outstanding shares of HIAT III. As of the Record Date, the trustees and officers of HIAT III, as a group, owned less than 1% of the outstanding shares of HIAT III.

     The following person was known to own of record or beneficially 5% or more of the outstanding shares of a Class of High Yield as of the Record Date:
Class A -- Robert M. Sullivan, Jr., 1428 Longmeadow Street, Longmeadow, MA 01106-2239. As of the Record Date, the trustees and officers of High Yield, as a group, owned less than 1% of the outstanding shares of High Yield.



PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of HIAT III at 1221 Avenue of the Americas, New York, New York 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.


     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of HIAT III present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement. Abstentions and broker "non-votes" will not count in favor of or against any such vote for adjournment.


     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement and Prospectus. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by Internet or by telephone, Shareholders will need the "control number" that appears on the proxy card.


     In certain instances, Morgan Stanley Trust ("MS Trust"), an affiliate of Morgan Stanley Investment Advisors Inc. ("MS Advisors" or the "Investment Manager") or Alamo Direct Mail Services Inc. ("Alamo") may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. HIAT III has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder.


EXPENSES OF SOLICITATION


     The expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, are expected to approximate $100,000 and will be borne by HIAT III. HIAT III and High Yield will bear all of their respective other expenses associated with the Reorganization. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of HIAT III, and officers and regular employees of MS Advisors and MS Trust, Morgan Stanley Services Company Inc. ("MS Services") and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), affiliates of MS Advisors, personally or by mail, telephone, telegraph or otherwise, without compensation therefor. In addition, HIAT III will employ Alamo to make telephone calls to Shareholders to remind them to vote. In addition, HIAT III may also employ D.F. King & Co., ("D.F. King") as proxy solicitor if it appears that the required number of votes to achieve quorum will not be received. In the event of a solicitation by D.F. King, HIAT III would pay D.F. King $3,000 and the expenses outlined below. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies. With respect to the solicitation of a telephonic vote by Alamo, expenses would be approximately $1.00 per outbound telephone contact, which would be borne by HIAT III. With respect to the solicitation of a telephonic vote by D.F. King, approximate additional expenses may include $6.00 per telephone vote transacted, $3.25 per outbound or inbound telephone contact, and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder requests, which would be borne by HIAT III.



VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the vote of a majority of the outstanding shares of HIAT III which means an affirmative vote of the lesser of (1) a majority of the outstanding shares of HIAT III, or (2) 67% or more of the shares of HIAT III represented at the Meeting if more than 50% of the outstanding shares of HIAT III are present or represented by proxy. If the Reorganization Agreement is not approved by Shareholders, HIAT III will continue in existence and the Board will consider alternative actions.

                                    SYNOPSIS

     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, High Yield's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.


THE REORGANIZATION


     The Reorganization Agreement provides for the transfer of substantially all the assets of HIAT III, subject to stated liabilities, to High Yield in exchange for the High Yield Shares. The aggregate net asset value of the High Yield Shares issued in the exchange will equal the aggregate value of the net assets of HIAT III received by High Yield. On or after the closing date of the Reorganization, currently anticipated to be December 16, 2002, (the "Closing Date"), HIAT III will distribute the High Yield Shares received by HIAT III to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of HIAT III and HIAT III will thereafter be de-registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and dissolved under Massachusetts law. As a result of the Reorganization, each Shareholder will receive that number of full and fractional High Yield Shares equal in value to such Shareholder's pro rata interest in the net assets of HIAT III transferred to High Yield. Accordingly, as a result of the Reorganization, each Shareholder of HIAT III will become a holder of Class D shares of High Yield. Shareholders holding their shares of HIAT III in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of High Yield; however, such Shareholders will not be able to redeem, transfer or exchange the High Yield Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.


     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF HIAT III ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF HIAT III AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.


FEE TABLE



     The following table briefly describes the fees and expenses that a shareholder of HIAT III and a Class D shareholder of High Yield may pay if they buy and hold shares of each respective fund. HIAT III and High Yield each pay a variety of expenses for management of their assets, distribution of their shares (High Yield) and other services, and those expenses are reflected in the net asset value per share of each fund. Class D shares of High Yield do not pay distribution-related fees; however, the other three Classes offered by High Yield pay fees for the distribution of their shares. These expenses are deducted from each respective fund's assets and are based on expenses paid by HIAT III for its fiscal year ended January 31, 2002 and on expenses paid by Class D shares of High Yield for its fiscal year ended August 31, 2002. The table also sets forth pro forma fees for the surviving combined fund (High Yield) reflecting what the fee schedule would have been on August 31, 2002, if the Reorganization had been consummated twelve (12) months prior to that date and assuming Class D fees and expenses.

Shareholder Fees





                                                                                       PRO FORMA
                                                                                        COMBINED
                                                                        HIGH YIELD     HIGH YIELD
                                                           HIAT III      (CLASS D)     (CLASS D)
                                                          ----------   ------------   -----------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE) ..................     none(1)        none           none
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS ............................................     none           none           none
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (LOAD) (AS A
 PERCENTAGE OF THE LESSER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS) .................................     none           none           none
REDEMPTION FEES .......................................     none(1)        none           none
EXCHANGE FEE ..........................................     none           none           none


Annual Fund Operating Expenses (expenses that are deducted from fund assets)





                                                                                       PRO FORMA
                                                                                        COMBINED
                                                                        HIGH YIELD     HIGH YIELD
                                                           HIAT III      (CLASS D)     (CLASS D)
                                                          ----------   ------------   -----------
MANAGEMENT FEES .......................................     0.75%          0.48%          0.48%
DISTRIBUTION AND SERVICE (12B-1) FEES .................     none           none           none
OTHER EXPENSES ........................................     1.04%          0.33%          0.33%
TOTAL ANNUAL FUND OPERATING EXPENSES ..................     1.79%          0.81%          0.81%



----------
(1) Purchases and sales of HIAT III are made on the New York Stock Exchange or otherwise through brokers and dealers and are generally subject to brokerage commissions which vary. Customarily, such commissions may depend upon the size of the transaction, the broker selected and other factors.




EXAMPLE


     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The example assumes that an investor invests $10,000 in either HIAT III or Class D shares of High Yield or the new combined fund (High Yield), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions.


     Expenses Over Time:





                                                      1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                     --------   ---------   ---------   ---------
HIAT III .........................................     $182        $563        $970      $2,105
HIGH YIELD (CLASS D) .............................     $ 83        $259        $450      $1,002
PRO FORMA COMBINED-HIGH YIELD (CLASS D) ..........     $ 83        $259        $450      $1,002


     The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in the fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of HIAT III and High Yield -- Investment Management and Administration Fees, Other Significant Fees, and Purchases, Exchanges and Redemptions" below.


TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, HIAT III and High Yield, will receive an opinion of Mayer, Brown. Rowe & Maw to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by HIAT III or the shareholders of HIAT III for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.


REASONS FOR THE REORGANIZATION

     The Board of Trustees has determined that the Reorganization is in the best interests of HIAT III shareholders. In particular, the Reorganization would afford HIAT III shareholders the opportunity for a continued interest in a fund which has investment objectives similar to that of HIAT III, and which is substantially larger and has a significantly lower expense ratio than HIAT
III. The Board of Trustees believes that other potential benefits could be realized as well. For further information on the reasons for the Board's decision, see "The Reorganization -- The Board's Consideration," set forth below.


COMPARISON OF HIAT III AND HIGH YIELD

     INVESTMENT OBJECTIVES AND POLICIES. HIAT III and High Yield have similar investment objectives. As their primary investment objective, HIAT III and High Yield seek to earn a high level of current income. As their secondary investment objective, HIAT III and High Yield seek capital appreciation but only when consistent with their primary investment objective. The respective investment objectives of HIAT III and High Yield are fundamental and may not be changed without respective shareholder approval.

     High Yield seeks to achieve its primary investment objective by investing at least 80% of its assets in fixed-income securities rated lower than Baa by Moody's Investors Service ("Moody's") or lower than BBB by Standard & Poor's Corporation ("S&P") or in non-rated securities considered by the fund's investment manager, MS Advisors, to be appropriate investments for the fund. Securities rated below Baa or BBB are commonly known as "junk bonds." Likewise, HIAT III seeks to achieve its primary investment objective by investing at least 80% of its assets in such lower rated and unrated securities.

     Other than as set forth above, the investment policies of HIAT III and High Yield are substantially similar; the principal differences between them are described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     INVESTMENT MANAGEMENT FEES. Pursuant to an Investment Management Agreement, HIAT III's investment manager, MS Advisors, provides administrative services and manages HIAT III's assets, including placing orders for the purchase and sale of portfolio securities. MS Advisors obtains and evaluates such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to manage the assets of HIAT III in a manner consistent with its objective and policies. As compensation for advisory services provided to HIAT III, HIAT III pays MS Advisors monthly compensation calculated weekly by applying the following annual rates to HIAT III's weekly net assets: 0.75% of the portion of the average weekly assets not exceeding $250 million; 0.60% of the portion of the average weekly assets exceeding $250 million and not exceeding $500 million; 0.50% of the portion of the average weekly assets exceeding $500 million and not exceeding $750 million; 0.40% of the portion of the average weekly assets exceeding $750 million and not exceeding $1 billion; and 0.30% of the portion of the average weekly assets exceeding $1 billion. The services provided to HIAT III under the Investment Management Agreement are comparable to those provided by MS Advisors to High Yield under its Investment Management Agreement with MS Advisors. Pursuant to that agreement, High Yield pays MS Advisors, monthly compensation calculated daily by applying the following annual rates to the net assets of the fund determined as of the close of each business day:
0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.325% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.30% of the portion of the daily net assets exceeding $3 billion. Each class of shares of High Yield is subject to the same management fee rates.



     HIAT III is a closed-end investment company and therefore does not have a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan"). High Yield has adopted a 12b-1 Plan for the distribution of its shares, however, there are no 12b-1 fees applicable to High Yield's Class D shares. For information relating to the 12b-1 fees applicable to High Yield's Class A, B and C shares, see the section entitled "Share Class Arrangements" in High Yield's Prospectus, attached hereto.


     OTHER SIGNIFICANT FEES. Both HIAT III and High Yield pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees, registration fees in the case of High Yield and, in the case of HIAT III, listing fees for the listing of its shares on the New York Stock Exchange ("NYSE"). See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."


     PURCHASES, EXCHANGES AND REDEMPTIONS. Class D shares of High Yield are currently offered at net asset value and such shares may be redeemed for cash without redemption or other charge at the net asset value per share next determined. Normally, Class D shares of High Yield are offered only to a limited group of investors. Subsequent to the Reorganization, all HIAT III shares will be designated Class D shares of High Yield. However, additional investments (except for reinvestment of distributions received on shares acquired as a result of the Reorganization) in Class D shares of High Yield (or in Class D shares of any other Morgan Stanley Fund) by Shareholders holding such shares may only be made if those Shareholders are otherwise eligible to purchase Class D shares. Class D shares acquired in the Reorganization may, however, be exchanged for Class D shares of another Morgan Stanley Fund pursuant to Class D's exchange privileges discussed below.


     High Yield offers four classes of shares (Class A, Class B, Class C and Class D) which differ principally in terms of sales charges, distribution and service fees, and ongoing expenses. For further information relating to each of the classes of High Yield's shares, see the section entitled "Share Class Arrangements" in High Yield's Prospectus attached hereto.


     Class D shares of High Yield that are held with a broker-dealer that has entered into a selected dealer agreement with High Yield's distributor (or shares held directly with High Yield's transfer agent) may be exchanged for Class D shares of any other Morgan Stanley Fund that offers its shares in more than one class, or any of Morgan Stanley Limited Duration U.S. Treasury Trust, Morgan Stanley Limited Term Municipal Trust, Morgan Stanley Limited Duration Fund and the five Morgan Stanley Funds that are money market funds (the foregoing funds are collectively referred to as the "Exchange Funds"), without the imposition of an exchange fee. Exchange privileges will not be available to Shareholders who hold High Yield shares with broker-dealers that have not entered into a selected dealer agreement with High Yield's distributor.

     High Yield shareholders may redeem their High Yield shares on any business day at the net asset value of such shares. High Yield provides telephone exchange privileges to its shareholders. For greater details relating to exchange privileges applicable to High Yield, see the section entitled "How to Exchange Shares" in High Yield's Prospectus.

     High Yield may redeem involuntarily, at net asset value, most accounts valued at less than $100. However, High Yield offers a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed may, within thirty-five days after the date of redemption, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed.

     Unlike High Yield, HIAT III is a closed-end investment company and does not redeem its shares or engage in the continuous offering of new shares in the same manner as an open-end investment company and does not offer to exchange its shares for shares of other investment companies. Shares of HIAT III are only purchased and sold on the NYSE.

     DIVIDENDS. Both High Yield and HIAT III declare and pay dividends from net investment income monthly. Both High Yield and HIAT III generally distribute all of their net realized short-term and long-term capital gains at least once per year. Each, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to High Yield, dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash. All persons who become registered holders of HIAT III are automatically included in HIAT III's automatic dividend reinvestment plan unless they elect to receive distributions in cash. Under that plan, Shareholders' dividends are automatically reinvested in shares of HIAT III at the then current market price of such shares. For more information on HIAT III's dividend reinvestment plan, see Exhibit C to this Proxy Statement and Prospectus.


                             PRINCIPAL RISK FACTORS

     The share price or net asset value of High Yield and the market price per share of HIAT III on the NYSE as well as HIAT III's net asset value will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including changes in prevailing interest rates, which cannot be predicted. The principal risks of an investment in either High Yield or HIAT III are the risks associated with their respective fixed-income securities which primarily consist of high yield, high risk securities commonly known as "junk bonds." Fixed income securities are subject to two types of risks: credit risk and interest rate risk.

     Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

     Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the funds may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent the funds may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the funds' Directors/Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the funds' net asset value.

     In addition to junk bonds, both High Yield and HIAT III invest up to 20% of their assets in investment grade fixed-income securities. Some of these securities have speculative characteristics.

     Both High Yield and HIAT III may invest up to 20% of their total assets in common stocks. In general stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

     Each fund may invest up to 20% of its assets in foreign securities including fixed income securities issued by foreign governments and other foreign issuers (including American depositary receipts or other similar securities convertible into securities of foreign issuers) but not more than 10% of its total assets in these securities may be denominated in foreign currencies. The funds' investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. In particular, the price of securities could be adversely affected by changes in the exchange rate between U.S. dollars and a foreign market's local currency. Foreign securities (including depositary receipts) also have risks related to economic and political developments abroad, including any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the funds to obtain or enforce a judgment against the issuers of the securities. Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the funds' trades effected in those markets.

     The funds may invest in put and call options and futures on their portfolio securities, stock indexes and U.S. and foreign currencies. The funds may use options and futures to protect against a decline in the funds' securities or in currency prices or an increase in prices of securities or currencies that may be purchased, as well as to protect against interest rate changes. If the funds invest in options and/or futures, their participation in these markets would subject the funds' portfolios to certain risks. If the Investment Manager's predictions of movements in the direction of the stock or currency markets are inaccurate, the adverse consequences to the funds (e.g., a reduction in the funds' net asset value or a reduction in the amount of income available for distribution) may leave the funds in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or currencies being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options which are options negotiated with dealers; there is no secondary market for these investments.

     The foregoing discussion is a summary of the principal risk factors of HIAT III and High Yield. For a more complete discussion of the risks of High Yield, see "Principal Risks" and "Additional Risk Information" in High Yield's Prospectus attached hereto and incorporated herein by reference.

                              THE REORGANIZATION


THE BOARD'S CONSIDERATION

     At a meeting held on July 25, 2002, the Board, including all of the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that HIAT III Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expense ratios of HIAT III and the Class D shares of High Yield, and the effect on Shareholders of "open-ending" HIAT III including, for example, the ability to realize the net asset value of their shares and the potential impact of redemptions on portfolio management. The Board also considered other factors, including, but not limited to: comparable investment objectives, policies, restrictions and portfolios of HIAT III and High Yield; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by HIAT III and High Yield in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of HIAT III considered the following:


     1. The expense ratio for the Class D shares of High Yield (0.62% for its fiscal year end August 31, 2001; 0.81% for its fiscal year end August 31, 2002) is substantially lower than the expense ratio for HIAT III (1.79% for its fiscal year end January 31, 2002; 2.25% for the twelve months ended August 31,
2002). This is partially attributable to the fact that High Yield's investment management fee rate (0.43% of its net assets) was appreciably lower for its fiscal year end August 31, 2001 (0.48% for its fiscal year end August 31, 2002) than HIAT III's investment management fee rate (0.75%) paid for the twelve months ended August 31, 2001 and August 31, 2002. Furthermore, the rate of other expenses paid by Class D shareholders of High Yield (0.19% of average daily net assets) for its fiscal year end August 31, 2001 (0.33% for its fiscal year end August 31, 2002) was significantly lower than the rate of other expenses paid by HIAT III (1.04% of average daily net assets) for the its last fiscal year and 1.50% for the twelve months ended August 31, 2002. In addition, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. Therefore, once the Reorganization is consummated, the expenses which would be borne by Class D shareholders of the "combined fund" are expected to be significantly lower on a percentage basis than the expenses per share of HIAT III.


     2. HIAT III, has generally traded at a premium, but recently has traded at a discount to its net asset value and is, as of the date of this Proxy Statement and Prospectus, trading at a discount. To the extent that HIAT III is trading at a discount on the date of the Reorganization, the Reorganization at net asset value would benefit the Shareholders of HIAT III by immediately eliminating any such discount.


     3. Shareholders of HIAT III would have a continued participation in a portfolio of lower-rated and unrated fixed-income securities.

     4. HIAT III does not currently satisfy certain NYSE listing standards. Therefore, absent the Reorganization, there is a risk that the shares could become ineligible for trading on the NYSE.

     5. Shareholders would have the ability to exchange their Class D shares of High Yield acquired as a result of the Reorganization into Class D shares of any Morgan Stanley Multi-Class Fund without the imposition of any sales charge or additional fees. The Board noted, however, that exchange privileges will not be available to Shareholders who hold High Yield shares with broker-dealers that have not entered into a selected dealer agreement with High Yield's distributor. HIAT III, being a closed-end fund, does not offer any exchange privileges.

     6. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by HIAT III or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.


     7. The Board recognized that if at the time of the Reorganization, HIAT III is trading at a premium to its net asset value, HIAT III shareholders would receive High Yield shares with a value less than the amount which could have been realized through a sale of shares in the open market. See "Additional Matters Regarding HIAT III -- History of Public Trading of HIAT III's Shares" below. The Board concluded, however, that the potential benefits of the Reorganization outweighed the potential risk of the elimination of any premium at which the shares trade on the date of the Reorganization.

     The Board of Directors of High Yield, including a majority of the Independent Directors of High Yield, also have determined that the Reorganization is in the best interests of High Yield and its shareholders and that the interests of existing shareholders of High Yield will not be diluted as a result thereof. The transaction will enable High Yield to acquire investment securities which are consistent with High Yield's investment objective, without the costs attendant to the purchase of such securities in the market and no material adjustments in High Yield's portfolio will be necessary to accommodate the Reorganization. Also, the addition of HIAT III's assets to High Yield's portfolio may result in a further reduction in High Yield's investment management fee resulting from the addition of more assets at a lower breakpoint rate in the management fee schedule and may result also in the economies of scale described above. The Board also considered any potential liabilities associated with the pending litigation against HIAT III. See "Additional Information About HIAT III and High Yield -- Litigation." The Board noted in this regard that in connection with the Reorganization, the Investment Manager has agreed to indemnify High Yield against any and all claims, costs and expenses associated with the HIAT III litigation. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the fund are sufficiently minor to warrant taking the opportunity to realize those benefits.




THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) HIAT III will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by HIAT III as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to High Yield on the Closing Date in exchange for the assumption by High Yield of stated liabilities of HIAT III, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of HIAT III prepared by the Treasurer of HIAT III, as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the High Yield Shares; (ii) such High Yield Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) HIAT III would be de-registered as an investment company under the 1940 Act;
(iv) HIAT III would be dissolved as a Massachusetts business trust; and (v) the outstanding shares of HIAT III would be canceled.

     The number of High Yield Shares to be delivered to HIAT III will be determined by dividing the aggregate net asset value of the shares of HIAT III acquired by High Yield by the net asset value per share of the Class D shares of High Yield; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as HIAT III and High Yield may agree (the "Valuation

Date"). As an illustration, assume that on the Valuation Date, the shares of HIAT III had an aggregate net asset value (not including any Cash Reserve of HIAT III) of $100,000. If the net asset value per Class D share of High Yield were $10 per share at the close of business on the Valuation Date, the number of Class D shares of High Yield to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class D shares of High Yield would be distributed to the former shareholders of HIAT III. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.


     On the Closing Date or as soon as practicable thereafter, HIAT III will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the High Yield Shares it receives. Each Shareholder will receive Class D shares of High Yield that correspond to the shares of HIAT III currently held by that Shareholder. High Yield will cause its transfer agent to credit and confirm an appropriate number of High Yield Shares to each Shareholder. Certificates for High Yield Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of High Yield. Shareholders who wish to receive certificates representing their High Yield Shares must, after receipt of their confirmations, make a written request to High Yield's transfer agent Morgan Stanley Trust, Harborside Financial Center, Jersey City, New Jersey 07311. Shareholders of HIAT III holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of High Yield; however, such Shareholders will not be able to redeem, transfer or exchange the High Yield Shares received until the old certificates have been surrendered.


     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other agreements, opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement (attached hereto as Exhibit A) and the occurrence of the events described in those Sections, certain of which may be waived by HIAT III or High Yield. The Reorganization Agreement may be amended in any mutually agreeable manner. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne, as set forth in this Proxy Statement and Prospectus under "Expenses of Solicitation," by HIAT III, which expenses are expected to approximate $100,000. HIAT III and High Yield will bear all of their respective other expenses associated with the Reorganization.


     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of HIAT III, and High Yield. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by March 31, 2003, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, HIAT III shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of HIAT III that received High Yield Shares. HIAT III shall be de-registered as an investment company under the 1940 Act, dissolved under Massachusetts law promptly following the distributions of shares of High Yield to Shareholders of record of HIAT III.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of HIAT III (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in High Yield Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if HIAT III recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Prior to the NYSE's suspension of trading of HIAT III's shares, which is currently expected to occur on the next business day after the Meeting (assuming Shareholders of HIAT III approve the Reorganization Agreement at the Meeting), Shareholders will continue to be able to sell their shares of HIAT III on the NYSE at the market price of the shares on the NYSE when the sell order is placed. Following the suspension of trading, Shareholders will no longer be able to sell their HIAT III shares on the NYSE. On or after the Closing Date, however, Shareholders will be able to redeem their newly-issued shares of High Yield.


TAX ASPECTS OF THE REORGANIZATION

     At least one but not more than 20 business days prior to the Valuation Date, HIAT III will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of HIAT III's investment company taxable income for all periods since the inception of HIAT III through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of HIAT III's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").


     As a condition to the Reorganization, HIAT III and High Yield will receive an opinion of Mayer, Brown, Rowe & Maw to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by HIAT III and High Yield (including a representation to the effect that High Yield has no plan or intention to sell or otherwise dispose of more than 66% of the assets of HIAT III acquired in the Reorganization except for dispositions made in the ordinary course of business):


     1. The transfer of HIAT III's assets in exchange for the High Yield Shares and the assumption by High Yield of certain stated liabilities of HIAT III followed by the distribution by HIAT III of the High Yield Shares to Shareholders in exchange for their HIAT III shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and HIAT III and High Yield will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. No gain or loss will be recognized by High Yield upon the receipt of the assets of HIAT III solely in exchange for the High Yield Shares and the assumption by High Yield of the stated liabilities of HIAT III;

     3. No gain or loss will be recognized by HIAT III upon the transfer of the assets of HIAT III to High Yield in exchange for the High Yield Shares and the assumption by High Yield of the stated liabilities or upon the distribution of High Yield Shares to Shareholders in exchange for their HIAT III shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of HIAT III for the High Yield Shares;

     5. The aggregate tax basis for the High Yield Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in HIAT III held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the High Yield Shares to be received by each Shareholder will include the period during which the shares of HIAT III surrendered in exchange therefor were held (provided such shares in HIAT III were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of HIAT III acquired by High Yield will be the same as the tax basis of such assets of HIAT III immediately prior to the Reorganization; and

     8. The holding period of the assets of HIAT III in the hands of High Yield will include the period during which those assets were held by HIAT III.

     The advice of Counsel is not binding on the Internal Revenue Service or the courts and neither HIAT III nor High Yield has sought or will seek a ruling with respect to the tax treatment of the Reorganization.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.


TAX CONSEQUENCES OF THE REORGANIZATION TO HIAT III AND HIGH YIELD.


     Under the Code, the Reorganization may result in limitations on the utilization of the capital loss carryovers and built-in losses of HIAT III. The effect of any such limitations will depend on the existence and amount of HIAT III's capital loss carryovers and built-in losses at the time of the Reorganization. A fund will have built-in losses in its assets if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization. While the actual amount of such limitation will be determined at the time of the Reorganization, if, for example, the Reorganization had occurred on July 19, 2002, each year only approximately $0.7 million of HIAT III's capital loss carryovers and recognized built-in capital losses would have been able to be used to offset capital gains of the combined fund. The Reorganization should not have any effect on the capital loss carryovers and built-in losses of High Yield.


DESCRIPTION OF SHARES OF HIGH YIELD AND HIAT III AND THE ORGANIZATION OF THE
   TWO FUNDS

     Class D shares of High Yield to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by High Yield and transferable without restrictions and will have no preemptive rights. As stated above, Class D shares of High Yield are not subject to any sales charge on purchase or redemption or any 12b-1 fee.

     Shares of HIAT III (the only existing class of which is common) are entitled to one vote for each share held and to vote for the election of Trustees and on other matters submitted to meetings of shareholders. Shares of HIAT III have no pre-emptive or conversion rights and the shares, when issued, are fully paid and non-assessable.

     The shareholders of High Yield are entitled to a full vote for each full common share held. High Yield is authorized to issue an unlimited number of common shares. All common shares of High Yield are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     High Yield's Articles of Incorporation permits the Directors to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Directors have not presently authorized any such additional series or Classes of shares other than as set forth in High Yield's Prospectus.


     High Yield is not required to hold annual meetings of shareholders and in ordinary circumstances High Yield does not intend to hold such meetings. The Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Articles of Incorporation. Under certain circumstances, the Directors may be removed by the actions of the Directors. In addition, under certain circumstances, the shareholders may call a meeting to remove the Directors and High Yield is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors. HIAT III, whose shares are listed on the NYSE, does hold annual meetings as required by the rules of the NYSE.


     HIAT III is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of HIAT III. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of HIAT III, requires that notice of such HIAT III obligations include such disclaimer, and provides for indemnification out of the HIAT III's property for any shareholder held personally liable for the obligations of HIAT III. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which HIAT III itself would be unable to meet its obligations. High Yield is a Maryland corporation. Shareholders of a Maryland corporation are not personally liable for the obligations of the company.

     HIAT III presently has certain anti-takeover provisions in its Declaration of Trust which could have the effect of limiting the ability of other entities or persons to acquire control of HIAT III, to cause it to engage in certain transactions or to modify its structure. The Board of Trustees is divided into three classes, each having a term of three years. Each year the term of one class expires. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. In addition, the affirmative vote or consent of the holders of 80% of the shares of HIAT III (a greater vote than that required by the 1940 Act and greater than the required vote applicable to business corporations under state law) is required to authorize the conversion of HIAT III from a closed-end to an open-end investment company, or generally to authorize any of the following transactions:

     (i) merger or consolidation of HIAT III with or into any other corporation;

     (ii) issuance of any securities of HIAT III to any person or entity for cash;

     (iii) sale, lease or exchange of all or any substantial part of the assets of HIAT III, to any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

     (iv) sale, lease or exchange to HIAT III, in exchange for securities of HIAT III, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000)

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding shares of HIAT III. However, such 80% vote or consent will not be required with respect to the foregoing transactions where the Board of Trustees under certain conditions approves the transaction (as the Board has done with respect to the Reorganization), in which case, with respect to (i) and

(iii) above, a majority shareholder vote or consent will be required, and, with respect to (ii) and (iv) above, no shareholder vote or consent would be required. Furthermore, any amendment to the provisions in the Declaration of Trust requiring an 80% shareholder vote or consent for the foregoing transactions similarly requires an 80% shareholder vote or consent.


CAPITALIZATION TABLE (UNAUDITED)


     The following table sets forth the capitalization of High Yield and HIAT III as of August 30, 2002 and on a pro forma combined basis as if the Reorganization had occurred on that date:






                                                                                                        NET ASSET
                                                                                                          VALUE
                                                                 NET ASSETS      SHARES OUTSTANDING     PER SHARE
                                                               --------------   --------------------   ----------
HIAT III ............................................           $ 13,441,638         12,782,079          $ 1.05
High Yield
 (Class A) ..........................................           $ 23,898,234         15,385,078          $ 1.55
 (Class B) ..........................................           $371,572,357        240,155,149          $ 1.55
 (Class C) ..........................................           $ 33,990,656         21,926,352          $ 1.55
 (Class D) ..........................................           $ 86,359,604         55,633,998          $ 1.55
Total High Yield (Class A-D).........................           $515,820,851
Combined Fund (pro forma) (High Yield after the
 Reorganization)
 (Class A) ..........................................           $ 23,898,234         15,385,078          $ 1.55
 (Class B) ..........................................           $371,572,357        240,155,149          $ 1.55
 (Class C) ..........................................           $ 33,990,656         21,926,352          $ 1.55
 (Class D) ..........................................           $ 99,801,242         64,306,023          $ 1.55
 Total Combined Fund (pro forma) (High Yield)
 (Class A-D) ........................................           $529,262,489


APPRAISAL RIGHTS

     Shareholders will have no appraisal rights in connection with the Reorganization.



        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

     HIAT III and High Yield have similar investment objectives. Both HIAT III and High Yield, as a primary investment objective, seek to earn a high level current income. As a secondary investment objective, HIAT III and High Yield seek capital appreciation but only to the extent consistent with their primary objective.

     High Yield invests at least 80% of its assets in fixed-income securities rated lower than Baa by Moody's or lower than BBB by S&P (commonly known as "junk bonds") or in non-rated securities considered by MS Advisors to be appropriate investments for the fund. These lower-rated and unrated fixed income securities may also include "Rule 144A" securities, which are subject to resale restrictions. There are no minimum quality ratings for investments, and as such the fund may invest in securities which no longer make payments of interest or principal. In deciding which securities to buy, hold or sell, MS Advisors considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In evaluating an issuer's creditworthiness, MS Advisors relies principally on its own analysis. A security's credit rating is simply one factor that may be considered by MS Advisors in this regard. High Yield may invest up to 20% of its assets in securities rated Baa or BBB or higher (or, if not rated, determined to be of comparable quality) when MS Advisors believes that such securities may produce attractive yields. The fund's fixed-income securities may include zero coupon securities and payment in kind bonds. Zero coupon securities are purchased at a discount and either (i) pay no interest, or (ii) accrue interest, but make no payments until maturity; payment in kind bonds are purchased at the face amount of the bond and accrue additional principal but make no payments until maturity. High Yield may also invest in common stocks and foreign securities, and, may acquire warrants which may or may not be attached to common stock and may purchase units which combine debt securities with equity securities. Additionally, High Yield may invest up to 10% of its assets in municipal obligations that pay interest exempt from federal income tax. Other than its investment objectives, the foregoing investment policies of High Yield may be changed without shareholder approval.


     HIAT III also invests at least 80% of its assets in the lower-rated and unrated fixed-income securities previously described, as well as Rule 144A securities. Fixed-income securities appropriate for HIAT III and High Yield may include both convertible and nonconvertible debt securities and preferred stock. Under normal conditions, 20% of HIAT III's total assets may be invested in higher-rated fixed-income securities and unrated fixed-income securities of comparable quality and HIAT III also may invest up to 10% of its assets in municipal obligations. HIAT III may also purchase common stocks, foreign securities, money market instruments and may acquire warrants and unit offerings.


     Both High Yield and HIAT III may take temporary "defensive" positions that are inconsistent with each fund's principal investment strategies in attempting to respond to adverse market conditions. Both High Yield and HIAT III may invest any amount of their assets in cash or money market instruments in a defensive posture when MS Advisors believes it is advisable to do so.


     Other than its investment objectives, the foregoing investment policies of HIAT III may be changed without shareholder approval.


     Both High Yield and HIAT III may (i) engage in options and futures transactions, (ii) purchase securities on a when-issued or delayed delivery basis, (iii) purchase securities on a "when, as and if issued" basis, (iv) enter into repurchase agreements, (HIAT III may not invest in repurchase agreements that do not mature within seven days, if any such investments amount to more than 10% of HIAT III's total assets), (v) invest in private placements (up to 15% in the case of High Yield and up to 10% in the case of HIAT III),
(vi) lend their portfolio securities (up to 25% in the case of High Yield and up to 10% in the case of HIAT III), and (vii) invest in public utilities.


     The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of High Yield's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in High Yield's Prospectus and "Description of the Fund and Its Investments and Risks" in High Yield's Statement of Additional Information.


INVESTMENT RESTRICTIONS


     The investment restrictions adopted by HIAT III and High Yield as fundamental policies are substantially similar. HIAT III's investment restrictions and their similarities or differences with High Yield's investment restrictions are summarized below. A full description of High Yield's investment restrictions can be found under the caption "Description of the Fund and Its Investments and Risks -- Fund Policies/Investment Restrictions" in High Yield's Statement of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act.

     HIAT III may not:


     1. Acquire common stocks in excess of 35% of its total assets (a non-fundamental policy limits such investment to 20% of total assets). High Yield has a similar 20% restriction.


     2. As to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer, (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities). High Yield has a similar restriction but as to 100% of its total assets.

     3. As to 75% of its total assets, purchase more than 10% of the voting securities, or more than 10% of any class of securities of any issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class and all preferred stocks of an issuer are considered as one class. High Yield has a similar restriction but as to 100% of its total assets.

     4. Invest 25% or more of its total assets in securities of issuers in any one industry. For purposes of this restriction, gas, electric, water and telephone utilities will each be treated as being a separate industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities. High Yield has an identical restriction.

     5. Invest more than 5% of its total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities. High Yield has an identical restriction.

     6. Invest more than 10% of its total assets in securities which are restricted as to disposition under the federal securities laws or otherwise. This restriction shall not apply to securities received as a result of corporate reorganization or similar transaction affecting readily marketable securities already held in HIAT III's portfolio; however, HIAT III will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities exceed 15% of HIAT III's total assets. High Yield, as an open-end investment company, may not invest more than 15% of its assets in illiquid securities.

     7. Invest in securities of any issuer if, to the knowledge of the fund, any officer or trustee of the fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer. High Yield has an identical restriction.

     8. Purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein. High Yield has an identical restriction.

     9. Purchase or sell commodities except that the fund may purchase or sell financial futures contracts and related options. High Yield has an identical restriction.

     10. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the fund may invest in securities of companies which invest in or sponsor such programs. High Yield has an identical restriction.

     11. Write, purchase or sell puts, calls, or combinations thereof, except for options on futures contracts or options on debt securities. High Yield has an identical restriction.

     12. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. High Yield has an identical restriction.

     13. Borrow money, except that the fund may borrow from a bank for temporary or emergency purposes or for repurchase of its shares provided that immediately after such borrowing the amount borrowed does not exceed 33 1/3% of the value of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities which are outstanding at the time). High Yield may only borrow for temporary purposes and only in amounts not exceeding 5% of the value of its total assets (not including the amount borrowed).

     14. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in Restriction 13. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets. High Yield has a substantially similar restriction.

     15. Issue senior securities as defined in the 1940 Act, except insofar as the fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities. High Yield is similarly restricted.

     16. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities. High Yield has an identical restriction.

     17. Make short sales of securities. High Yield has an identical restriction.

     18. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. High Yield has an identical restriction.

     19. Engage in the underwriting of securities, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security. High Yield has an identical restriction.

     20. Invest for the purpose of exercising control or management of another company. High Yield has an identical restriction.


                     ADDITIONAL MATTERS REGARDING HIAT III

     This section sets forth additional information about HIAT III which is not contained elsewhere in this Proxy Statement and Prospectus.


HISTORY OF PUBLIC TRADING OF HIAT III'S SHARES

     Shares of HIAT III trade on the New York Stock Exchange under the symbol "YLH". The following table shows the history of public trading of the shares of beneficial interest of HIAT III by quarter for the last two fiscal years. The table sets forth the per share high market price and the per share low market price on the NYSE for each completed fiscal quarter and the corresponding net asset value for that market price as well as the discount (expressed as a percentage of net asset value) represented by the difference between the market price and its corresponding net asset value:




                                                           PERCENTAGE                                  PERCENTAGE
                                MARKET       NET ASSET       PREMIUM        MARKET      NET ASSET       PREMIUM
QUARTER ENDED                 PRICE-HIGH       VALUE       (DISCOUNT)     PRICE-LOW       VALUE        (DISCOUNT)
--------------------------   ------------   -----------   ------------   -----------   -----------   -------------
January 31, 2002 .........     $ 1.440        $ 1.29          11.63%       $ 1.340       $ 1.26            6.35%
October 31, 2001 .........     $ 1.680        $ 1.62           3.70%       $ 1.250       $ 1.39          (10.07)%
July 31, 2001 ............     $ 1.730        $ 1.64           5.49%       $ 1.670       $ 1.63            2.45%
April 30, 2001 ...........     $ 3.930        $ 2.35          67.23%       $ 3.080       $ 2.29           34.50%

                                                           PERCENTAGE                                 PERCENTAGE
                                MARKET       NET ASSET       PREMIUM        MARKET      NET ASSET       PREMIUM
QUARTER ENDED                 PRICE-HIGH       VALUE       (DISCOUNT)     PRICE-LOW       VALUE       (DISCOUNT)
--------------------------   ------------   -----------   ------------   -----------   -----------   ------------
January 31, 2001 .........     $ 3.938        $ 2.33          68.99%       $ 2.750       $ 2.36          16.53%
October 31, 2000 .........     $ 4.813        $ 3.30          45.83%       $ 3.625       $ 2.89          25.43%
July 31, 2000 ............     $ 4.688        $ 3.54          32.42%       $ 4.125       $ 3.61          14.27%
April 30, 2000 ...........     $ 4.438        $ 3.82          16.16%       $ 4.063       $ 4.05           2.61%



     On August 30, 2002, the shares traded at a market price of $1.02 with a net asset value of $1.05.



INVESTMENT MANAGER


     HIAT III's investment manager, MS Advisors, maintains its offices at 1221 Avenue of the Americas, New York, New York 10020. MS Advisors, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Investment Advisors Inc. on June 18, 2001. MS Advisors together with Morgan Stanley Services Company Inc. ("MS Services"), its wholly-owned subsidiary, had approximately $125 billion in assets under management as of August 31, 2002. MS Advisors is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services. Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036.


     The Principal Executive Officer and Directors of MS Advisors are Mitchell
M. Merin, President and Chief Executive Officer, Ronald E. Robison, Managing Director and Chief Administrative Officer and Barry Fink, Vice President, Secretary and General Counsel. Messrs. Merin, Robison and Fink also serve as officers of HIAT III.

     MS Advisors and its wholly-owned subsidiary, MS Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.

     There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.


PORTFOLIO MANAGEMENT

     HIAT III's portfolio is managed by the High Yield Corporate team of the Taxable Fixed-Income Group. Current members of the team include Stephen F. Esser, a Managing Director of HIAT III's Investment Manager, Gordon W. Loery, an Executive Director of HIAT III's Investment Manager, and Deanna L. Loughnane, an Executive Director of HIAT III's Investment Manager.


EXPENSES BORNE BY HIAT III

     Under the Investment Management Agreement, HIAT III is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Manager, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by HIAT III for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by HIAT III; brokers' commissions chargeable to HIAT III in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Trust to Federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of HIAT III; all costs and expenses in connection with registration and maintenance of registration of HIAT III and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the costs and expense of preparing, printing, including typesetting, and distributing prospectuses for such purposes; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of HIAT III's Investment Manager or any of their corporate affiliates; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of HIAT III, and independent accountants in connection with any matter relating to HIAT III (not including compensation or expenses of attorneys employed by the Investment Manager); membership dues of industry associations; interest payable on borrowings; fees and expenses incident to the listing of HIAT III's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of HIAT III which inure to its benefit; extraordinary expenses (including, but not limited to legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of HIAT III's operations unless otherwise explicitly provided in the Investment Management Agreement.


             ADDITIONAL INFORMATION ABOUT HIAT III AND HIGH YIELD


GENERAL

     HIAT III was organized as a "Massachusetts business trust" under the laws of the Commonwealth of Massachusetts on November 23, 1988 and commenced operations as a closed-end registered investment company on February 28, 1989. For a discussion of the organization and operation of High Yield, see "Fund Management" and "Investment Objective" in High Yield's Prospectus.

     The Board of Trustees of HIAT III and the Board of Directors of High Yield oversee the management of the funds but do not themselves manage the funds. The Trustees/Directors review various services provided by or under the direction of the Investment Manager to ensure that the funds' general investment policies and programs are properly carried out. The Trustees/Directors also conduct their review to ensure that administrative services are provided to the funds in a satisfactory manner.

     Under state law, the duties of the Trustees/Directors are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee/Director to exercise his or her powers in the interest of each fund and not the Trustee's/Director's own interest or the interest of another person or organization. A Trustee/Director satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee/Director reasonably believes to be in the best interest of each fund and its shareholders.


LITIGATION

     Last year, a purported class action lawsuit was filed against HIAT III and its Investment Manager, among others, in the District Court for the Southern District of New York alleging that HIAT III violated the federal securities laws and New York common law by investing more than 25% of its assets in a single industry or group of industries -- specifically, telecommunications -- without first obtaining shareholder approval. The amended class action complaint alleges that HIAT III's decline in its net asset value during the period August 1998 through August 2001 was caused by HIAT III overconcentrating its assets in the telecommunications industry or industries, and further, that HIAT III was not allowed to concentrate more than 25% of its assets in this single industry or group of industries under the its Registration Statement and federal securities laws without first obtaining shareholder approval.

     HIAT III and its Investment Manager have filed a motion to dismiss the amended class action complaint and intend to vigorously defend the allegations against it. The motion to dismiss is fully briefed and HIAT III is awaiting the Court's decision on the motion. In order to ensure that High Yield is not, subsequent to the Merger, adversely affected by the HIAT III litigation, the Investment Manager has agreed to indemnify High Yield against any and all claims, costs and expenses associated with the HIAT III litigation.


FINANCIAL INFORMATION

     For certain financial information about High Yield, see "Financial Highlights" and "Past Performance" in High Yield's Prospectus, and for certain financial information about HIAT III, see HIAT III's Annual Report for its fiscal year ended January 31, 2002 and succeeding Semi-Annual Report for the six months ended July 31, 2002.


MANAGEMENT

     For information about the respective Board of Directors, Investment Manager, and the Distributor of High Yield, see "Fund Management" in High Yield's Prospectus and "Investment Management and Other Services" in High Yield's Statement of Additional Information and, with respect to HIAT III, see "Additional Matters Regarding HIAT III" above.


DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of HIAT III and High Yield, and information regarding shareholder inquiries, see the discussion herein under "The Reorganization--Description of Shares of High Yield and HIAT III" and "Available Information" as well as "Capital Stock and Other Securities" in High Yield's Statement of Additional Information.


CUSTODIAN AND TRANSFER AGENT AND DIVIDEND PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for each of HIAT III's and High Yield's shares and the Dividend Disbursing Agent for payment of dividends and distributions on their respective shares. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian of the assets of both HIAT III and High Yield.


DIVIDENDS, DISTRIBUTIONS AND TAXES

     For a discussion of High Yield's and HIAT III's policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in High Yield's Prospectus and "Dividends and Distributions; Automatic Dividend Reinvestment Plan" in HIAT III's Prospectus.


PURCHASES AND REDEMPTIONS

     For a discussion of how High Yield's shares may be purchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in High Yield's Prospectus.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


     For a discussion of High Yield's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended August 31, 2002, accompanying this Proxy Statement and Prospectus. For a discussion of the performance of HIAT III, see HIAT III's Annual Report for its fiscal year ended January 31, 2002 and the Semi-Annual Report for the six months ended July 31, 2002.



                        FINANCIAL STATEMENTS AND EXPERTS



     The financial statements of High Yield, for the year ended August 31, 2002, and the financial statements of HIAT III for the year ended January 31, 2002 have been audited by Deloitte & Touche LLP, independent auditors, and are incorporated by reference. These financial statements have been incorporated by reference in reliance upon such reports given upon the authority of Deloitte & Touche LLP, as experts in accounting and auditing.




                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of High Yield will be passed upon by Mayer, Brown, Rowe & Maw, New York, New York. Such firm will rely on Maryland counsel as to matters of Maryland law.



                              SHAREHOLDER PROPOSALS

     High Yield does not hold regular Shareholders' meetings. Proposals of Shareholders of High Yield intended to be presented at the next meeting of Shareholders must be received a reasonable time prior to the mailing of the proxy materials sent in connection with the meeting, for inclusion in the proxy statement for that meeting.



                             AVAILABLE INFORMATION


     Additional information about HIAT III and High Yield is available, as applicable, in the following documents which are incorporated herein by reference: (i) High Yield's Prospectus dated September 30, 2002, attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 28 to High Yield's Registration Statement on Form N-1A (File Nos. 2-64782; 811-2932 (ii) High Yield's Annual Report for its fiscal year ended August 31, 2002, accompanying this Proxy Statement and Prospectus; and (iii) HIAT III's Annual Report for its fiscal year ended January 31, 2002 and its succeeding Semi-Annual Report for the six months ended July 31, 2002. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).


     HIAT III and High Yield are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about HIAT III and High Yield which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

     The shares of beneficial interest of HIAT III are listed on the NYSE and, in accordance with the requirements of the NYSE, HIAT III files proxy materials, reports and other information with the NYSE. These materials can be inspected at the New York Stock Exchange located at 11 Wall Street, New York, NY 10005 or by telephoning the NYSE at (212) 656-3000.

                                 OTHER BUSINESS

     Management of HIAT III knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.


                                        By Order of the Board of Trustees,




                                        Barry Fink,
                                        Secretary



October 3, 2002

                                                                      EXHIBIT A


                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 25th day of July, 2002, by and between MORGAN STANLEY HIGH YIELD SECURITIES INC., a Maryland corporation ("High Yield") and MORGAN STANLEY HIGH INCOME ADVANTAGE TRUST III, a Massachusetts business trust ("HIAT III").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to High Yield of substantially all of the assets of HIAT III in exchange for the assumption by High Yield of all stated liabilities of HIAT III and the issuance by High Yield of Class D shares of beneficial interest, par value $0.01 per share (the "High Yield Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of HIAT III in liquidation of HIAT III as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. THE REORGANIZATION AND LIQUIDATION OF HIAT III

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, HIAT III agrees to assign, deliver and otherwise transfer the HIAT III Assets (as defined in paragraph 1.2) to High Yield and High Yield agrees in exchange therefor to assume all of HIAT III stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to HIAT III the number of High Yield Shares, including fractional High Yield Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "HIAT III Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by HIAT III, and any deferred or prepaid expenses shown as an asset on HIAT III's books on the Valuation Date.

     (b) On or prior to the Valuation Date, HIAT III will provide High Yield with a list of all of HIAT III assets to be assigned, delivered and otherwise transferred to High Yield and of the stated liabilities to be assumed by High Yield pursuant to this Agreement. HIAT III reserves the right to sell any of the securities on such list but will not, without the prior approval of High Yield, acquire any additional securities other than securities of the type in which High Yield is permitted to invest and in amounts agreed to in writing by High Yield. High Yield will, within a reasonable time prior to the Valuation Date, furnish HIAT III with a statement of High Yield's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to High Yield's investment objective, policies and restrictions. In the event that HIAT III holds any investments that High Yield is not permitted to hold, HIAT III will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of HIAT III and High Yield, when aggregated, would contain investments exceeding certain percentage limitations imposed upon High Yield with respect to such investments, HIAT III if requested by High Yield will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) HIAT III will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. High Yield will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of HIAT III prepared by the Treasurer of HIAT III, as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, HIAT III may establish a cash reserve, which shall not exceed 5% of HIAT III's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by HIAT III and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for HIAT III to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, HIAT III will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, HIAT III will distribute High Yield Shares received by HIAT III pursuant to paragraph
1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("HIAT III Shareholders"). Each HIAT III Shareholder will receive Class D shares of High Yield. Such distribution will be accomplished by an instruction, signed by the Secretary of HIAT III, to transfer High Yield Shares then credited to HIAT III's account on the books of High Yield to open accounts on the books of High Yield in the names of the HIAT III Shareholders and representing the respective pro rata number of High Yield Shares due such HIAT III Shareholders. All issued and outstanding shares of HIAT III simultaneously will be canceled on HIAT III's books; however, share certificates representing interests in HIAT III will represent a number of High Yield Shares after the Closing Date as determined in accordance with paragraph
2.3. High Yield will issue certificates representing High Yield Shares in connection with such exchange only upon the written request of a HIAT III Shareholder.

     1.6 Ownership of High Yield Shares will be shown on the books of High Yield's transfer agent. High Yield Shares will be issued in the manner described in High Yield's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of High Yield Shares in a name other than the registered holder of High Yield Shares on HIAT III's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom High Yield Shares are to be issued and transferred.

     1.8 Any reporting responsibility of HIAT III is and shall remain the responsibility of HIAT III up to and including the date on which HIAT III is dissolved pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, HIAT III shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of HIAT III as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of HIAT III, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of HIAT III for federal income tax purposes, or (ii) be subject to a waiver under

Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. HIAT III shall be dissolved under Massachusetts law, promptly following the making of all distributions pursuant to paragraph
1.5 (and, in any event, within one year after the Closing Date).

     1.10 Copies of all books and records maintained on behalf of HIAT III in connection with its obligations under the Investment Company Act of 1940, as amended (the "1940 Act"), the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of High Yield or their designee and High Yield or its designee shall comply with applicable record retention requirements to which HIAT III is subject under the 1940 Act.


2. VALUATION

     2.1 The value of the HIAT III Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of HIAT III of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in HIAT III's initial registration statement on Form N-2 dated June 17, 1987 which procedures are similar to the valuation procedures in High Yield's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a High Yield Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in High Yield's then current Prospectus and Statement of Additional Information.

     2.3 The number of High Yield Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of HIAT III shares (determined in accordance with paragraph 2.1) by the net asset value per share of Class D shares of High Yield (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of the shares of HIAT III shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Services Company Inc. ("MS Services") in accordance with its regular practice in pricing High Yield. High Yield shall cause MS Services to deliver a copy of its valuation report at the Closing.


3. CLOSING AND CLOSING DATE


     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time on December 16, 2002, or at such other time as the parties may agree. The Closing shall be held at 1221 Avenue of the Americas, New York, New York, at the principal offices of HIAT III and High Yield. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.


     3.2 Portfolio securities held by HIAT III and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for High Yield, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by HIAT III to the Custodian for the account of High Yield on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley High Yield Securities Inc."


     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both High Yield and HIAT III, accurate appraisal of the value of the net assets of High Yield or the HIAT III Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.


     3.4 If requested, HIAT III shall deliver to High Yield or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the HIAT III Shareholders and the number and percentage ownership of outstanding HIAT III shares owned by each such HIAT III Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the HIAT III Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. High Yield shall issue and deliver to such Secretary a confirmation evidencing delivery of High Yield Shares to be credited on the Closing Date to HIAT III or provide evidence satisfactory to HIAT III that such High Yield Shares have been credited to HIAT III's account on the books of High Yield. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. COVENANTS OF HIGH YIELD AND HIAT III


     4.1 Except as otherwise expressly provided herein with respect to HIAT III, High Yield and HIAT III each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.


     4.2 High Yield will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to High Yield Shares ("Registration Statement"). HIAT III will provide High Yield with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. HIAT III will further provide High Yield with such other information and documents relating to HIAT III as are reasonably necessary for the preparation of the Registration Statement.


     4.3 HIAT III will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. HIAT III will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that High Yield will furnish HIAT III with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to High Yield as is reasonably necessary for the preparation of the Proxy Materials.


     4.4 HIAT III will assist High Yield in obtaining such information as High Yield reasonably requests concerning the beneficial ownership of HIAT III shares.

     4.5 Subject to the provisions of this Agreement, High Yield and HIAT III will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.


     4.6 HIAT III shall furnish or cause to be furnished to High Yield within 30 days after the Closing Date a statement of HIAT III's assets and liabilities as of the Closing Date, which statement shall be certified by HIAT III's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, HIAT III shall furnish High Yield, in such form as is reasonably satisfactory to High Yield, a statement certified by HIAT III's Treasurer of earnings and profits of HIAT III for Federal income tax purposes that will be carried over to High Yield pursuant to Section 381 of the Code.


     4.7 As soon after the Closing Date as is reasonably practicable, HIAT III
(a) shall prepare and file all Federal and other tax returns and reports of HIAT III required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).


     4.8 High Yield agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


5. REPRESENTATIONS AND WARRANTIES


     5.1 High Yield represents and warrants to HIAT III as follows:


     (a) High Yield is a validly existing Maryland corporation with full power to carry on its business as presently conducted;


     (b) High Yield is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;


     (c) All of the issued and outstanding shares of High Yield have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of High Yield are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and High Yield is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;


     (d) The current Prospectus and Statement of Additional Information of High Yield conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) High Yield is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of High Yield's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which High Yield is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against High Yield or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and High Yield knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;



     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended August 31, 2002, of High Yield audited by Deloitte & Touche LLP (copies of which have been furnished to HIAT III), fairly present, in all material respects, High Yield's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of High Yield (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;


     (h) All issued and outstanding High Yield Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in High Yield's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to the Registration Statement. High Yield does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of High Yield, and this Agreement constitutes a valid and binding obligation of High Yield enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with High Yield's performance of this Agreement;

     (j) High Yield Shares to be issued and delivered to HIAT III, for the account of the HIAT III Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued High Yield Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in High Yield's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to the Registration Statement;

     (k) All material Federal and other tax returns and reports of High Yield required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of High Yield's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, High Yield has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of High Yield to continue to meet the requirements of Subchapter M of the Code;

     (m) Since August 31, 2002 there has been no change by High Yield in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

     (n) The information furnished or to be furnished by High Yield for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to High Yield) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

   5.2 HIAT III represents and warrants to High Yield as follows:

     (a) HIAT III is a series of a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) HIAT III is a duly registered, closed-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

     (c) All of the issued and outstanding shares of beneficial interest of HIAT III have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of HIAT III are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and HIAT III is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The Registration Statement of HIAT III on Form N-2 conformed in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) HIAT III is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of HIAT III's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which HIAT III is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against HIAT III or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and HIAT III knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of HIAT III for the year ended January 31, 2002, audited by Deloitte & Touche LLP (copies of which have been or will be furnished to High Yield) fairly present, in all material respects, HIAT III's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of HIAT III (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) HIAT III has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (i) All issued and outstanding shares of HIAT III are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "The Reorganization -- Description of Shares of High Yield and HIAT III and the Organization of the Two Funds" in this Proxy Statement and Prospectus. HIAT III does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to High Yield pursuant to paragraph 3.4;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of HIAT III, and subject to the approval of HIAT III's shareholders, this Agreement constitutes a valid and binding obligation of HIAT III, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with HIAT III's performance of this Agreement;

     (k) All material Federal and other tax returns and reports of HIAT III required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of HIAT III's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, HIAT III, has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of HIAT III to continue to meet the requirements of Subchapter M of the Code;

     (m) At the Closing Date, HIAT III will have good and valid title to the HIAT III Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by HIAT III which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, High Yield will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

     (n) On the effective date of the Registration Statement, at the time of the meeting of HIAT III's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective High Yield Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by HIAT III for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

     (o) HIAT III will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

     (p) HIAT III has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

     (q) HIAT III is not acquiring High Yield Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF HIAT III

     The obligations of HIAT III to consummate the transactions provided for herein shall be subject, at its election, to the performance by High Yield of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of High Yield contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 High Yield shall have delivered to HIAT III, a certificate of its President and Treasurer, in a form reasonably satisfactory to HIAT III and dated as of the Closing Date, to the effect that the representations and warranties of High Yield made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as HIAT III shall reasonably request;

     6.3 HIAT III shall have received a favorable opinion from Mayer, Brown, Rowe & Maw, counsel to High Yield, dated as of the Closing Date, to the effect that:

     (a) High Yield is a validly existing Maryland corporation, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Maryland counsel may be relied upon in delivering such opinion); (b) High Yield is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by High Yield and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by HIAT III, is a valid and binding obligation of High Yield enforceable against High Yield in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) High Yield Shares to be issued to HIAT III Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in High Yield's Statement of Additional Information), and no shareholder of High Yield has any preemptive rights to subscription or purchase in respect thereof (Maryland counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate High Yield's Articles of Incorporation or By-Laws (Maryland counsel may be relied upon in delivering such opinion); and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by High Yield of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and


     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees from those described in High Yield's Prospectus dated September 30, 2002 and Statement of Additional Information dated September 30, 2002.



7. CONDITIONS PRECEDENT TO OBLIGATIONS OF HIGH YIELD

     The obligations of High Yield to complete the transactions provided for herein shall be subject, at its election, to the performance by HIAT III of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of HIAT III contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 HIAT III shall have delivered to High Yield at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to High Yield and dated as of the Closing Date, to the effect that the representations and warranties of HIAT III made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as High Yield shall reasonably request;

     7.3 HIAT III shall have delivered to High Yield a statement of the HIAT III Assets and its liabilities, together with a list of HIAT III's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of HIAT III;

     7.4 HIAT III shall have delivered to High Yield within three business days after the Closing (a) a letter from PricewaterhouseCoopers LLP with respect to the taxable year ended January 31, 2000, and a letter from Deloitte & Touche for the taxable years ended January 31, 2001 and 2002, each dated as of the Closing Date stating that such respective firm has performed a limited review of the Federal and state income tax returns of HIAT III for each of the respective taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of HIAT III for the periods covered thereby; (b) a letter from Deloitte & Touche LLP dated as of the date of the Closing Date stating that for the period from January 31, 2002 to and including the Closing Date, Deloitte & Touche LLP has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from January 31, 2002 to and including the Closing Date. Each respective letter shall contain a statement that based on such limited reviews, nothing came to their respective attention that caused them to believe that HIAT III would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;


     7.5 High Yield shall have received at the Closing a favorable opinion from Mayer, Brown, Rowe & Maw, counsel to HIAT III, dated as of the Closing Date to the effect that:

     (a) HIAT III is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) HIAT III is a duly registered, closed-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by HIAT III and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by High Yield, is a valid and binding obligation of HIAT III enforceable against HIAT III in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate HIAT III's Declaration of Trust or By-Laws (Massachusetts counsel may be relied upon in delivering such opinion); and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by HIAT III of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 High Yield shall receive from the Investment Manager an agreement to indemnify High Yield against any losses, claims and expenses associated with the litigation that has been initiated against HIAT III in a form reasonably satisfactory to High Yield.

     7.7 On the Closing Date, the HIAT III Assets shall include no assets that High Yield, by reason of limitations of the fund's Articles of Incorporation or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF HIGH YIELD AND HIAT III

     The obligations of HIAT III and High Yield hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of HIAT III in accordance with the provisions of HIAT III's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to High Yield;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by High Yield or HIAT III to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of High Yield or HIAT III;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 HIAT III shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the HIAT III Shareholders all of HIAT III's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown, Rowe & Maw (based on such representations as such law firm shall reasonably request), addressed to High Yield and HIAT III, which opinion may be relied upon by the shareholders of HIAT III, substantially to the effect that, for Federal income tax purposes:

     (a) The transfer of HIAT III's assets in exchange for High Yield Shares and the assumption by High Yield of certain stated liabilities of HIAT III followed by the distribution by HIAT III of High Yield Shares to the HIAT III Shareholders in exchange for their HIAT III shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and HIAT III and High Yield will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by High Yield upon the receipt of the assets of HIAT III solely in exchange for High Yield Shares and the assumption by High Yield of the stated liabilities of HIAT III;

     (c) No gain or loss will be recognized by HIAT III upon the transfer of the assets of HIAT III to High Yield in exchange for High Yield Shares and the assumption by High Yield of the stated liabilities or upon the distribution of High Yield Shares to the HIAT III Shareholders in exchange for their HIAT III shares;

     (d) No gain or loss will be recognized by the HIAT III Shareholders upon the exchange of the HIAT III shares for High Yield Shares;

     (e) The aggregate tax basis for High Yield Shares received by each HIAT III Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the HIAT III Shares held by each such HIAT III Shareholder immediately prior to the Reorganization;

     (f) The holding period of High Yield Shares to be received by each HIAT III Shareholder will include the period during which the HIAT III Shares surrendered in exchange therefor were held (provided such HIAT III Shares were held as capital assets on the date of the Reorganization);

     (g) The tax basis of the assets of HIAT III acquired by High Yield will be the same as the tax basis of such assets to HIAT III immediately prior to the Reorganization; and

     (h) The holding period of the assets of HIAT III in the hands of High Yield will include the period during which those assets were held by HIAT III.

     Notwithstanding anything herein to the contrary, neither High Yield nor HIAT III may waive the conditions set forth in this paragraph 8.6.

9. FEES AND EXPENSES

     9.1 (a) High Yield shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. HIAT III shall bear, as set forth in the Proxy Statement and Prospectus contained in the Registration Statement, its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses incurred in connection with the consummation of the transactions contemplated herein. HIAT III shall bear any other expenses in connection with the provisions of this Agreement including certain other legal and accounting fees and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

     (b) In the event the transactions contemplated herein are not consummated by reason of HIAT III being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to HIAT III's obligations specified in this Agreement), HIAT III's only obligation hereunder shall be to reimburse High Yield for all reasonable out-of-pocket fees and expenses incurred by High Yield in connection with those transactions.

     (c) In the event the transactions contemplated herein are not consummated by reason of High Yield being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to High Yield's obligations specified in this Agreement), High Yield's only obligation hereunder shall be to reimburse HIAT III for all reasonable out-of-pocket fees and expenses incurred by HIAT III in connection with those transactions.


10. ENTIRE AGREEMENT, SURVIVAL OF WARRANTIES

     10.1 This Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of HIAT III hereunder shall not survive the dissolution and complete liquidation of HIAT III in accordance with Section 1.9.


11. TERMINATION

     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

       (a) by the mutual written consent of HIAT III and High Yield;

       (b) by either High Yield or HIAT III by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before March 31, 2003; or

       (c) by either High Yield or HIAT III in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if
   (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the HIAT III shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of High Yield or HIAT III, or the trustees or officers of High Yield or HIAT III, to any other party or its trustees or officers.


     (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of High Yield or HIAT III, or the trustees or officers of High Yield or HIAT III, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.


12. AMENDMENTS


     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.


13. MISCELLANEOUS


     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.


     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.



     13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland.



     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


     13.5 The obligations and liabilities of High Yield hereunder are solely those of High Yield. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of High Yield shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of High Yield and signed by authorized officers of High Yield acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.


     13.6 The obligations and liabilities of HIAT III hereunder are solely those of HIAT III. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of HIAT III shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of HIAT III and signed by authorized officers of HIAT III acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



                                MORGAN STANLEY HIGH INCOME
                                ADVANTAGE TRUST III



                                By: ----------------------------
                                    Name:  Charles A. Fiumefreddo
                                    Title: Chairman




                                MORGAN STANLEY
                                HIGH YIELD SECURITIES INC.




                                By: ----------------------------
                                    Name:  Barry Fink
                                    Title: Vice President

                                                                       EXHIBIT B

                                                           [MORGAN STANLEY LOGO]

Morgan Stanley High Yield Securities

A mutual fund whose primary investment
objective is to earn a high level of
current income. As a secondary objective,        [COVER PHOTO]
the Fund seeks capital appreciation but
only to the extent consistent with its
primary objective.

                                                 Prospectus | September 30, 2002


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

The Fund                        INVESTMENT OBJECTIVES............................                   1
                                PRINCIPAL INVESTMENT STRATEGIES..................                   1
                                PRINCIPAL RISKS..................................                   2
                                PAST PERFORMANCE.................................                   3
                                FEES AND EXPENSES................................                   5
                                ADDITIONAL INVESTMENT STRATEGY INFORMATION.......                   6
                                ADDITIONAL RISK INFORMATION......................                   7
                                FUND MANAGEMENT..................................                   8

Shareholder Information         PRICING FUND SHARES..............................                   9
                                HOW TO BUY SHARES................................                   9
                                HOW TO EXCHANGE SHARES...........................                  11
                                HOW TO SELL SHARES...............................                  12
                                DISTRIBUTIONS....................................                  14
                                TAX CONSEQUENCES.................................                  14
                                SHARE CLASS ARRANGEMENTS.........................                  15

Financial Highlights            .................................................                  22

Morgan Stanley Funds            .................................................   INSIDE BACK COVER

                                THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND. PLEASE
                                READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

The Fund

[ICON]  INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
Morgan Stanley High Yield Securities Inc. seeks as a primary investment objective to earn a high level of current income. As a secondary objective, the Fund seeks capital appreciation but only to the extent consistent with its primary objective.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[End Sidebar]

The Fund will normally invest at least 80% of its assets in fixed-income securities (including zero coupon securities) rated below Baa by Moody's Investors Service ("Moody's") or below BBB by Standard & Poor's Corporation ("S&P") or in non-rated securities considered by the Fund's Investment Manager to be appropriate investments for the Fund. Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. Shareholders of the Fund will receive at least 60 days prior notice of any changes in this policy. Securities rated below Baa or BBB are commonly known as "junk bonds." There are no minimum quality ratings for investments, and as such the Fund may invest in securities which no longer make payments of interest or principal.

In deciding which securities to buy, hold or sell, the Investment Manager considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In evaluating an issuer's creditworthiness, the Investment Manager relies principally on its own analysis. A security's credit rating is simply one factor that may be considered by the Investment Manager in this regard.

Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities and payment-in-kind bonds. Zero coupon securities are purchased at a discount and either (i) pay no interest, or (ii) accrue interest, but make no payments until maturity; payment-in-kind bonds are purchased at the face amount of the bond and accrue additional principal but make no payments until maturity.

The remaining 20% of the Fund's assets may be invested in securities rated Baa or BBB or higher (or, if not rated, determined to be of comparable quality when the Investment Manager believes that such securities may produce attractive yields.) The Fund may also invest in common stocks, asset-backed securities, convertible securities, warrants and foreign securities.

In pursuing the Fund's investment objectives, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------
There is no assurance that the Fund will achieve its investment objectives. The Fund's share price and yield will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Fixed-Income Securities. Principal risks of investing in the Fund are associated with its junk bond investments. All fixed-income securities, such as junk bonds, are subject to two types of risk: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.

                                             Price per $100 of a Bond if Interest Rates:
                                            ----------------------------------------------
How Interest Rates Affect Bond Prices              Increase                Decrease
------------------------------------------------------------------------------------------
Bond Maturity                       Yield       1%          2%          1%          2%
------------------------------------------------------------------------------------------
 1 year                              2.04%      $99         $98        $101        $102
------------------------------------------------------------------------------------------
 5 years                             4.30%      $96         $92        $105        $109
------------------------------------------------------------------------------------------
 10 years                            5.05%      $93         $86        $108        $117
------------------------------------------------------------------------------------------
 30 years                            5.65%      $87         $77        $115        $135
------------------------------------------------------------------------------------------

Yields on Treasury securities are as of December 31, 2001. The table is not representative of price changes for junk bonds. In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley mutual fund.

Junk Bonds. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Directors to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund's net asset value. In addition to junk bonds, the Fund may also invest in certain investment grade fixed-income securities. Some of these securities have speculative characteristics.

The performance of the Fund also will depend on whether or not the Investment Manager is successful in applying the Fund's investment strategies. The Fund is subject to other risks from its permissible investments including the risks associated with its investments in common stocks, asset-backed securities, warrants and foreign securities. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class D shares has varied from year to year over the past 10 calendar years.
[End Sidebar]


ANNUAL TOTAL RETURNS -- Calendar Years

1992 24.22%
'93  31.59%
'94  -7.15%
'95  17.13%
'96  13.27%
'97  12.90%
'98  -2.63%
'99  2.77%
2000 -30.61%
'01  -26.91%

The bar chart reflects the performance of Class D shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of June 30, 2002 was -5.14%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 17.06% (quarter ended March 31, 1992) and the lowest return for a calendar quarter was -19.49% (quarter ended December 31, 2000).

[Sidebar]
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
[End Sidebar]

AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2001)
---------------------------------------------------------------------------------------
                                          Past 1 Year     Past 5 Years   Past 10 Years
---------------------------------------------------------------------------------------
Class A - Returns Before Taxes(1)           -30.22%         -11.52%          0.76%
---------------------------------------------------------------------------------------
Class A - Returns After Taxes on
Distributions(1,4)                          -34.65%         -16.03%         -4.05%
---------------------------------------------------------------------------------------
Class A - Returns After Taxes on
Distributions and Sale of Fund
Shares(1)                                   -17.91%          -9.64%         -0.64%
---------------------------------------------------------------------------------------
Class B(2)                                  -30.65%             --             --
---------------------------------------------------------------------------------------
Class C(2)                                  -28.51%             --             --
---------------------------------------------------------------------------------------
Class D - Returns Before Taxes(3)           -26.91%         -10.54%          1.44%
---------------------------------------------------------------------------------------
Class D - Returns After Taxes on
Distributions(3,4)                          -31.63%         -15.18%         -3.49%
---------------------------------------------------------------------------------------
Class D - Returns After Taxes on
Distributions and Sale of Fund
Shares(3)                                   -15.88%          -8.99%         -0.16%
---------------------------------------------------------------------------------------
Lehman Brothers U.S. Corporate
High Yield Index(5)                           5.28%           3.11%          7.58%
---------------------------------------------------------------------------------------

(1) Prior to July 28, 1997 the Fund offered only one class of shares. Because the distribution arrangement for Class A most closely resembled the distribution arrangement applicable prior to the implementation of multiple classes (i.e., Class A is sold with a front-end sales charge), historical performance information has been restated to reflect the actual maximum sales charge applicable to Class A (i.e., 4.25%) as compared to the 5.50% sales charge in effect prior to July 28, 1997. In addition, Class A shares are now subject to an ongoing 12b-1 fee which is reflected in the restated performance for that class.
(2)  Classes B and C commenced operations on July 28, 1997.
(3) Because all shares of the Fund held prior to July 28, 1997 were designated Class D shares, the Fund's historical performance has been restated to reflect the absence of any sales charge.
(4) These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.
(5) The Lehman Brothers U.S. Corporate High Yield Index tracks the performance of all below investment-grade securities which have at least $100 million in outstanding issuance, a maturity greater than one year, and are issued in fixed-rate U.S. dollar denominations. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

The above table shows after tax returns for the Fund's Class A and Class D Shares. The after tax returns for the Fund's other Classes will vary from the Class A and Class D shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods.

[ICON]  FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares:
Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


[Sidebar]
SHAREHOLDER FEES
These fees are paid directly from your investment.

ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended August 31, 2002.
[End Sidebar]


                                                              Class A   Class B   Class C   Class D
---------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES
---------------------------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on purchases (as a
 percentage of offering price)                                 4.25%(1) None      None      None
---------------------------------------------------------------------------------------------------
 Maximum deferred sales charge (load)
 (as a percentage based on the lesser of the offering price
 or net asset value at redemption)                            None(2)    5.00%(3)  1.00%(4) None
---------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
---------------------------------------------------------------------------------------------------
 Management fee                                                0.48%     0.48%     0.48%     0.48%
---------------------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees                         0.18%     0.75%     0.85%    None
---------------------------------------------------------------------------------------------------
 Other expenses                                                0.33%     0.33%     0.33%     0.33%
---------------------------------------------------------------------------------------------------
 Total annual Fund operating expenses                          0.99%     1.56%     1.66%     0.81%
---------------------------------------------------------------------------------------------------

(1)  Reduced for purchases of $25,000 and over.
(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.
(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
(4)  Only applicable if you sell your shares within one year after purchase.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                        If You SOLD Your Shares:              If You HELD Your Shares:
-----------------------------------------------------  ----------------------------------
                   1 Year  3 Years  5 Years  10 Years  1 Year  3 Years  5 Years  10 Years
-----------------------------------------------------  ----------------------------------
 Class A            $522    $727    $  949    $1,586    $522    $727     $949     $1,586
-----------------------------------------------------  ----------------------------------
 Class B            $659    $793    $1,050    $1,856    $159    $493     $850     $1,856
-----------------------------------------------------  ----------------------------------
 Class C            $269    $523    $  902    $1,965    $169    $523     $902     $1,965
-----------------------------------------------------  ----------------------------------
 Class D            $ 83    $259    $  450    $1,002    $ 83    $259     $450     $1,002
-----------------------------------------------------  ----------------------------------

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

[ICON]  ADDITIONAL INVESTMENT STRATEGY INFORMATION
--------------------------------------------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.

Common Stocks. The Fund may invest up to 20% of its assets in common stocks.

Asset-Backed Securities. Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a "pass through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

Foreign Securities. The Fund may invest up to 20% of its assets in fixed-income securities issued by foreign governments and other foreign issuers (including American depositary receipts or other similar securities convertible into securities of foreign issuers) but not more than 10% of its total assets in these securities may be denominated in foreign currencies.

Warrants. The Fund may acquire warrants which may or may not be attached to common stock. Warrants are options to purchase equity securities at a specific price for a specific period of time.

Unit Offerings/Convertible Securities. The Fund may purchase units which combine debt securities with equity securities and/or warrants. The Fund may invest in convertible securities which are securities that generally pay interest and may be converted into common stock.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objectives.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[ICON]  ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Common Stocks. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely.

Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Foreign Securities. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. In particular, the price of securities could be adversely affected by changes in the exchange rate between U.S. dollars and a foreign market's local currency.

Foreign securities also have risks related to economic and political developments abroad, including any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund's trades effected in those markets.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Unit Offerings/Convertible Securities. Any Fund investments in unit offerings and/or convertible securities may carry risks associated with both fixed-income and equity securities.

[ICON]  FUND MANAGEMENT
--------------------------------------------------------------------------------

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $125 billion in assets under management as of August 31, 2002.
[End Sidebar]


The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund's portfolio is managed by the Taxable Fixed-Income team. Current members of the team include Stephen F. Esser, a Managing Director of the Investment Manager, Gordon W. Loery, an Executive Director of the Investment Manager, and Deanna L. Loughnane, an Executive Director of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended August 31, 2002 the Fund accrued total compensation to the Investment Manager amounting to 0.48% of the Fund's average daily net assets.

Shareholder Information

[ICON]  PRICING FUND SHARES
--------------------------------------------------------------------------------

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Directors. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]  HOW TO BUY SHARES
--------------------------------------------------------------------------------

[Sidebar]
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Family of Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[End Sidebar]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

[Sidebar]
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]


MINIMUM INVESTMENT AMOUNTS
--------------------------------------------------------------------------------
                                                             Minimum Investment
                                                             -------------------
Investment Options                                           Initial  Additional
--------------------------------------------------------------------------------
 Regular accounts                                            $1,000     $100
--------------------------------------------------------------------------------
 Individual Retirement Account                               $1,000     $100
--------------------------------------------------------------------------------
 Coverdell Education Savings Account                         $ 500      $100
--------------------------------------------------------------------------------
 EasyInvest(SM)
 (Automatically from your checking or
 savings account or Money Market Fund)                       $ 100*     $100*
--------------------------------------------------------------------------------

*  Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through:
(1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D
Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley High Yield Securities Inc.


o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[ICON]  HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this PROSPECTUS for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
 CONTACT YOUR       To sell your shares, simply call your Morgan Stanley
 FINANCIAL ADVISOR  Financial Advisor or other authorized financial representative.
                    ------------------------------------------------------------
 [ICON]             Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
--------------------------------------------------------------------------------
 BY LETTER          You can also sell your shares by writing a "letter of
                    instruction" that includes:
 [ICON]             o your account number;
                    o the name of the Fund;
                    o the dollar amount or the number of shares you wish to
                      sell;
                    o the Class of shares you wish to sell; and
                    o the signature of each owner as it appears on the account.
--------------------------------------------------------------------------------

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
 BY LETTER,         If you are requesting payment to anyone other than the
 CONTINUED          registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                    pre-designated bank account, you will need a signature
                    guarantee. You can obtain a signature guarantee from an
                    eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public CANNOT provide a
                    signature guarantee. Additional documentation may be
                    required for shares held by a corporation, partnership,
                    trustee or executor.
                    ------------------------------------------------------------
                    Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                    Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                    ------------------------------------------------------------
                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                    instructions.
--------------------------------------------------------------------------------
 SYSTEMATIC         If your investment in all of the Morgan Stanley Funds has a
 WITHDRAWAL PLAN    total market value of at least $10,000, you may elect to
 [ICON]             withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you
                    add a fund to the plan, you must meet the plan requirements.
                    ------------------------------------------------------------
                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                    section of this PROSPECTUS.
                    ------------------------------------------------------------
                    To sign up for the Systematic Withdrawal Plan, contact your
                    Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
                    remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your
                    account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------

[Sidebar]
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders monthly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o    The Fund makes distributions; and

o    You sell Fund shares, including an exchange to another Morgan Stanley Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.


[ICON]  SHARE CLASS ARRANGEMENTS
--------------------------------------------------------------------------------

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

                                                                              MAXIMUM
CLASS    SALES CHARGE                                                     ANNUAL 12B-1 FEE
---------------------------------------------------------------------------------------------
 A       Maximum 4.25% initial sales charge reduced for purchase of
         $25,000 or more; shares sold without an initial sales charge
         are generally subject to a 1.0% CDSC during the first year            0.25%
---------------------------------------------------------------------------------------------
 B       Maximum 5.0% CDSC during the first year decreasing to 0%
         after six years                                                       0.75%
---------------------------------------------------------------------------------------------
 C       1.0% CDSC during the first year                                       0.85%
---------------------------------------------------------------------------------------------
 D       None                                                                   None
---------------------------------------------------------------------------------------------

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C shares.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

[Sidebar]
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[End Sidebar]


                                                     FRONT-END SALES CHARGE
                                          ---------------------------------------------
AMOUNT OF                                     PERCENTAGE OF      APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                        PUBLIC OFFERING PRICE  OF NET AMOUNT INVESTED
---------------------------------------------------------------------------------------
 Less than $25,000                                    4.25%                   4.44%
---------------------------------------------------------------------------------------
 $25,000 but less than $50,000                        4.00%                   4.17%
---------------------------------------------------------------------------------------
 $50,000 but less than $100,000                       3.50%                   3.63%
---------------------------------------------------------------------------------------
 $100,000 but less than $250,000                      2.75%                   2.83%
---------------------------------------------------------------------------------------
 $250,000 but less than $500,000                      2.25%                   2.30%
---------------------------------------------------------------------------------------
 $500,000 but less than $1 million                    1.75%                   1.78%
---------------------------------------------------------------------------------------
 $1 million and over                                  0.00%                   0.00%
---------------------------------------------------------------------------------------

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o    A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o    Tax-exempt organizations.

o    Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at

$1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or
$25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and
(2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

o A trust for which Morgan Stanley Trust provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee. (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o Insurance company separate accounts that have been approved by the Fund's distributor.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

[Sidebar]
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[End Sidebar]


                                                            CDSC AS A PERCENTAGE
YEAR SINCE PURCHASE PAYMENT MADE                             OF AMOUNT REDEEMED
--------------------------------------------------------------------------------
 First                                                            5.0%
--------------------------------------------------------------------------------
 Second                                                           4.0%
--------------------------------------------------------------------------------
 Third                                                            3.0%
--------------------------------------------------------------------------------
 Fourth                                                           2.0%
--------------------------------------------------------------------------------
 Fifth                                                            2.0%
--------------------------------------------------------------------------------
 Sixth                                                            1.0%
--------------------------------------------------------------------------------
 Seventh and thereafter                                           None
--------------------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o    Sales of shares held for you as a participant in a Morgan Stanley Eligible
     Plan.

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.

Distribution Fee. Class B shares are subject to an annual distribution (12b-1) fee of 0.75% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 0.85% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o    Certain unit investment trusts sponsored by Morgan Stanley DW.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order meeting the requirements for investment in Class D will only be accepted for Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase
Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or
(2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

 Class A Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                             For the Year Ended August 31,
                                                       --------------------------------------------------------------------------
                                                          2002            2001            2000            1999            1998
---------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                    $ 2.32          $ 4.35          $ 5.51          $ 6.16          $ 6.82
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income[+/+]                             0.26(2)         0.47            0.69            0.72            0.76
    Net realized and unrealized loss                      (0.73)(2)       (1.99)          (1.13)          (0.63)          (0.71)
                                                        -------         -------         -------         -------         -------
 Total income (loss) from investment operations           (0.47)          (1.52)          (0.44)           0.09            0.05
---------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
    Net investment income                                 (0.27)          (0.51)          (0.72)          (0.74)          (0.71)
    Paid-in-capital                                       (0.03)             --              --              --              --
                                                        -------         -------         -------         -------         -------
 Total dividends and distributions                        (0.30)          (0.51)          (0.72)          (0.74)          (0.71)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $ 1.55          $ 2.32          $ 4.35          $ 5.51          $ 6.16
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                           (21.70)%        (37.05)%         (8.88)%          1.47%           0.40%
---------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  0.99%           0.77%           0.70%           0.68%           0.75%
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                    13.76%(2)       15.17%          13.62%          12.42%          11.30%
---------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                $23,879         $36,762         $57,273         $68,667         $30,678
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     39%             49%             20%             36%             66%
---------------------------------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.
 (2) Effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share and increase net realized and unrealized loss per share by $0.01 and to increase the ratio of net investment income to average net assets by 0.74%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

 Class B Shares
--------------------------------------------------------------------------------------------------------------------------------
                                                                           For the Year Ended August 31,
                                                    ----------------------------------------------------------------------------
                                                      2002            2001             2000             1999             1998
--------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                 $ 2.32          $ 4.34            $ 5.50           $ 6.15           $ 6.82
--------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income[+/+]                          0.25(2)         0.46              0.66             0.69             0.73
    Net realized and unrealized loss                   (0.73)(2)       (1.99)            (1.13)           (0.64)           (0.72)
                                                    --------        --------        ----------       ----------       ----------
 Total income (loss) from investment operations        (0.48)          (1.53)            (0.47)            0.05             0.01
--------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
    Net investment income                              (0.26)          (0.49)            (0.69)           (0.70)           (0.68)
    Paid-in-capital                                    (0.03)             --                --               --               --
                                                    --------        --------        ----------       ----------       ----------
 Total dividends and distributions                     (0.29)          (0.49)            (0.69)           (0.70)           (0.68)
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $ 1.55          $ 2.32            $ 4.34           $ 5.50           $ 6.15
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        (22.00)%        (37.27)%           (9.39)%           0.92%           (0.23)%
--------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
--------------------------------------------------------------------------------------------------------------------------------
 Expenses                                               1.56%           1.37%             1.25%            1.24%            1.25%
--------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                 13.19%(2)       14.57%            13.07%           11.86%           10.80%
--------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $371,399        $664,706        $1,381,008       $1,927,186       $1,761,147
--------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  39%             49%               20%              36%              66%
--------------------------------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.
 (2) Effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share and increase net realized and unrealized loss per share by $0.01 and to increase the ratio of net investment income to average net assets by 0.74%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

 Class C Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                             For the Year Ended August 31,
                                                       --------------------------------------------------------------------------
                                                          2002            2001            2000            1999            1998
---------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                    $ 2.32          $ 4.34          $ 5.51           $ 6.15         $ 6.82
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income[+/+]                             0.25(2)         0.45            0.66             0.68           0.72
    Net realized and unrealized loss                      (0.73)(2)       (1.98)          (1.14)           (0.62)         (0.72)
                                                        -------         -------         -------         --------        -------
 Total income (loss) from investment operations           (0.48)          (1.53)          (0.48)            0.06           0.00
---------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
    Net investment income                                 (0.26)          (0.49)          (0.69)           (0.70)         (0.67)
    Paid-in-capital                                       (0.03)             --              --               --             --
                                                        -------         -------         -------         --------        -------
 Total dividends and distributions                        (0.29)          (0.49)          (0.69)           (0.70)         (0.67)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $ 1.55          $ 2.32          $ 4.34           $ 5.51         $ 6.15
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                           (22.11)%        (37.24)%         (9.66)%           0.99%         (0.34)%
---------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  1.66%           1.47%           1.35%            1.34%          1.36%
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                    13.09%(2)       14.47%          12.97%           11.76%         10.69%
---------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                $33,978         $49,818         $86,951         $109,142        $56,626
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     39%             49%             20%              36%            66%
---------------------------------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.
 (2) Effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share and increase net realized and unrealized loss per share by $0.01 and to increase the ratio of net investment income to average net assets by 0.74%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

 Class D Shares
---------------------------------------------------------------------------------------------------------------------------------
                                                                             For the Year Ended August 31,
                                                       --------------------------------------------------------------------------
                                                          2002            2001            2000            1999            1998
---------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                    $ 2.32           $ 4.35          $ 5.51          $ 6.16          $ 6.82
---------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
    Net investment income[+/+]                             0.26(2)          0.48            0.70            0.74            0.78
    Net realized and unrealized loss                      (0.73)(2)        (1.99)          (1.13)          (0.64)          (0.71)
                                                        -------         --------        --------        --------        --------
 Total income (loss) from investment operations.          (0.47)           (1.51)          (0.43)           0.10            0.07
---------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
    Net investment income                                 (0.27)           (0.52)          (0.73)          (0.75)          (0.73)
    Paid-in-capital                                       (0.03)              --              --              --              --
                                                        -------         --------        --------        --------        --------
 Total dividends and distributions                        (0.30)           (0.52)          (0.73)          (0.75)          (0.73)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $ 1.55           $ 2.32          $ 4.35          $ 5.51          $ 6.16
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                           (21.45)%         (36.95)%         (8.69)%          1.67%           0.63%
---------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS(1):
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  0.81%            0.62%           0.50%           0.49%           0.51%
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                                    13.94%(2)        15.32%          13.82%          12.61%          11.54%
---------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands                $86,436         $137,319        $246,941        $333,714        $400,582
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     39%              49%             20%             36%             66%
---------------------------------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.
 (2) Effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share and increase net realized and unrealized loss per share by $0.01 and to increase the ratio of net investment income to average net assets by 0.74%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

Notes

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 26

Notes

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                                                                              27

Notes

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 28

  Morgan Stanley Funds
--------------------------------------------------------------------------------
o  GLOBAL/INTERNATIONAL FUNDS
   European Growth Fund
   Fund of Funds - International Portfolio
   Global Advantage Fund
   Global Dividend Growth Securities
   Global Utilities Fund
   International Fund
   International SmallCap Fund
   International Value Equity Fund
   Japan Fund
   Latin American Growth Fund
   Pacific Growth Fund

o  GROWTH FUNDS
   21st Century Trend Fund
   Aggressive Equity Fund
   All Star Growth Fund
   American Opportunities Fund
   Biotechnology Fund
   Capital Opportunities Trust
   Developing Growth Securities Trust
   Financial Services Trust
   Growth Fund
   Health Sciences Trust
   Information Fund
   KLD Social Index Fund
   Market Leader Trust
   Mid-Cap Value Fund
   Nasdaq-100 Index Fund
   Natural Resource Development Securities
   New Discoveries Fund
   Next Generation Trust
   Small-Mid Special Value Fund
   Special Growth Fund
   Special Value Fund
   Tax-Managed Growth Fund
   Technology Fund

o  GROWTH + INCOME FUNDS
   Balanced Growth Fund
   Balanced Income Fund
   Convertible Securities Trust
   Dividend Growth Securities
   Equity Fund
   Fund of Funds - Domestic Portfolio
   Fundamental Value Fund
   Income Builder Fund
   Real Estate Fund
   S&P 500 Index Fund
   Strategist Fund
   Total Market Index Fund
   Total Return Trust
   Utilities Fund
   Value Fund
   Value-Added Market Series/ Equity Portfolio

o  INCOME FUNDS
   Diversified Income Trust
   Federal Securities Trust
   High Yield Securities
   Intermediate Income Securities
   Limited Duration Fund (NL)
   Limited Duration U.S. Treasury Trust
   Liquid Asset Fund (MM)
   North American Government Income Trust
   U.S. Government Money Market Trust (MM)
   U.S. Government Securities Trust

o  TAX-FREE INCOME FUNDS
   California Tax-Free Daily Income Trust (MM)
   California Tax-Free Income Fund
   Hawaii Municipal Trust (FSC)
   Limited Term Municipal Trust (NL)
   Multi-State Municipal Series Trust (FSC)
   New York Municipal Money Market Trust (MM)
   New York Tax-Free Income Fund
   Tax-Exempt Securities Trust
   Tax-Free Daily Income Trust (MM)
--------------------------------------------------------------------------------

There may be funds created or terminated after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for North American Government Income Trust and Limited Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL - No-Load (Mutual) Fund; MM - Money Market Fund; FSC - A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                          www.morganstanley.com/funds

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

 TICKER SYMBOLS:

   Class A:   HYLAX            Class C:   HYLCX
---------------------       ---------------------
   Class B:   HYLBX            Class D:   HYLDX
---------------------       ---------------------


                                                           [MORGAN STANLEY LOGO]

Morgan Stanley
High Yield Securities


A mutual fund whose primary
investment objective is to earn
a high level of current income.
as a secondary objective, the                     [COVER PHOTO]
fund seeks capital appreciation
but only to the extent consistent
with its primary objective.


                                                 Prospectus | September 30, 2002


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-2932)

                                                                       EXHIBIT C

MORGAN STANLEY HIGH INCOME ADVANTAGE TRUST III


TERMS & PROVISIONS OF THE
--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

(A) Shareholders of the Trust (except brokers, and nominees of banks and financial institutions) may participate in the Dividend Reinvestment Plan ("the Plan") and will be deemed to have appointed Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 (the "Transfer Agent") as their Transfer Agent to act on their behalf under the Plan. Under the Plan, dividends and distributions ("distributions") will be reinvested in additional Shares of the Trust. The Plan will continue in effect for each shareholder as to all future distributions until terminated.

(B) The payment date for distributions will generally be approximately two weeks after the record date.

(C) Whenever the Trust declares a dividend or other distribution, it will pay the amount thereof to the Transfer Agent on behalf of shareholders under the Plan in cash which the Transfer Agent will forward to the Plan agent to buy Shares in the open market for the participants' accounts. Market price for the purpose of the Plan will be the market price of the Shares on a national securities exchange or, in the event the Shares are not listed on a securities exchange at the time, market price will be the asked price, or the mean of the asked prices if more than one is available, of the Shares in the over-the-counter market.

(D) The cost of full and fractional Shares acquired for each shareholder's account in connection with a particular distribution shall be determined by the average cost per share of the Shares acquired by the Transfer Agent in connection with that distribution. Shareholders will receive a confirmation showing the average cost of Shares acquired as soon as practicable after the Transfer Agent has received the Shares purchased by the Plan agent. The Transfer Agent may mingle the cash in a shareholder's account with similar funds of other shareholders of the Trust for whom it acts as Transfer Agent under the Plan.

(E) As used herein, the term "market price" means the closing price of the Trust's Shares on a national securities exchange plus expected brokerage commissions.

(F) There is no service charge by the Transfer Agent to shareholders who participate in the Plan. However, the Trust reserves the right to amend the Plan in the future to include a service charge. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

(G) The Transfer Agent will maintain the shareholder's account, hold the additional Shares acquired through the Plan in safekeeping and furnish him or her with written confirmation of all transactions in the account. Upon written request to the Transfer Agent signed by the shareholder, a certificate for all full Shares in a shareholder's account will be sent to the shareholder, but the shareholder will continue to be a participant in the Plan unless he requests termination.

(H) Shareholders may terminate their participation in the Plan at any time and elect to receive distributions in cash by notifying the Transfer Agent in writing. Such notification must be received prior to the record date of any distribution. There will be no charge or other penalty for such termination. Upon termination, the Transfer Agent will send the shareholder a share certificate for the number of full Shares in his or her account and a check for the market value of any fractional Share unless otherwise instructed by the shareholder.

(I) Brokers and nominees of banks and financial institutions are advised to contact the Transfer Agent in the event any beneficial owners of the Shares held in their names desire to participate in the Plan.

(J) Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan, or change the Transfer Agent. Any material change in the Plan will be applied to any distribution paid subsequent to notice thereof sent to participants in the Plan at least thirty days before the record date for such distribution. The Transfer Agent is to be liable only for wilful misconduct or negligence in acting as Transfer Agent under the Plan.

(K) For more information, please contact the Transfer Agent at the address above.

(L) Capital gains and income are realized on distributions reinvested pursuant to the Plan even though cash is not received.

                   MORGAN STANLEY HIGH YIELD SECURITIES INC.
                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION



     This Statement of Additional Information relates to the shares of Morgan Stanley High Yield Securities Inc. ("High Yield") to be issued pursuant to an Agreement and Plan of Reorganization, dated July 25, 2002, between High Yield and Morgan Stanley High Income Advantage Trust III ("HIAT III") in connection with the acquisition by High Yield of substantially all of the assets, subject to stated liabilities, of HIAT III . This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated October 3, 2002. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to High Yield Securities Inc., 1221 Avenue of the Americas, New York, New York 10020 or by calling (800) 869-NEWS (TOLL FREE). Please retain this document for future reference.


    The date of this Statement of Additional Information is October 3, 2002.

                               TABLE OF CONTENTS




                                                      PAGE
                                                     -----
INTRODUCTION .....................................   B-3
ADDITIONAL INFORMATION ABOUT HIGH YIELD ..........   B-3
FINANCIAL STATEMENTS .............................   B-4

                                  INTRODUCTION


     This Statement of Additional Information is intended to supplement the information provided in the Proxy Statement and Prospectus dated October 3, 2002 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to HIAT III shareholders in connection with the solicitation of proxies by the Board of Trustees of HIAT III to be voted at the Special Meeting of shareholders of HIAT III to be held on December 10, 2002. This Statement of Additional Information incorporates by reference the Statement of Additional Information of High Yield dated September 30, 2002.



                    ADDITIONAL INFORMATION ABOUT HIGH YIELD


FUND HISTORY, INVESTMENT OBJECTIVES AND POLICIES

     For additional information about High Yield's history, investment objectives and policies, see "Fund History" and "Description of the Fund and Its Investments and Risks" in High Yield's Statement of Additional Information.



MANAGEMENT

     For additional information about the Board of Directors, officers and management personnel of High Yield, see "Management of the Fund" and "Investment Management and Other Services" in High Yield's Statement of Additional Information.


INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about High Yield's investment manager, see "Investment Management and Other Services" in High Yield's Statement of Additional Information. For additional information about High Yield's independent auditors, see "Investment Management and Other Services" in High Yield's Statement of Additional Information. For additional information about other services provided to High Yield, see "Investment Management and Other Services" in High Yield's Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in High Yield's Statement of Additional Information.


DESCRIPTION OF FUND SHARES AND PRINCIPAL HOLDERS OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of High Yield, and the principal owners of the shares of High Yield, see "Capital Stock and Other Securities" and "Control Persons and Principal Holders of Securities" in High Yield's Statement of Additional Information.


PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of High Yield's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in High Yield's Statement of Additional Information.


DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about High Yield's policies regarding dividends and distributions and tax matters affecting High Yield and its shareholders, see "Taxation of the Fund and Shareholders" in High Yield's Statement of Additional Information.

DISTRIBUTION OF SHARES


     For additional information about High Yield's distributor and the distribution agreement between High Yield and its distributor, see "Investment Management and Other Services" and "Underwriters" in High Yield's Statement of Additional Information.


PERFORMANCE DATA


     For additional information about High Yield's performance, see "Calculation of Performance Data" in High Yield's Statement of Additional Information.


                              FINANCIAL STATEMENTS




     High Yield's most recent audited financial statements are set forth in High Yield's Annual Report for the fiscal year ended August 31, 2002. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. HIAT III's most recent audited financial statements are set forth in HIAT III's Annual Report for the fiscal year ended January 31, 2002. HIAT III's most recent semi-annual financial statements (unaudited) are set forth in HIAT III's Semi-Annual Report for the six-month period ended July 31, 2002. Copies of the Annual Report and Semi-Annual Report accompany, and are incorporated by reference in, the Proxy Statement and Prospectus. Because the net asset value of HIAT III did not exceed 10 percent of High Yield's net asset value, both measured as of September 16, 2002, pro forma financial statements relating to those funds have not been included in this Statement of Additional Information.

                  MORGAN STANLEY HIGH INCOME ADVANTAGE TRUST III

                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD DECEMBER 10, 2002

     The undersigned shareholder of Morgan Stanley High Income Advantage
Trust III does hereby appoint Barry Fink, Ronald E. Robison and Joseph J. McAlinden and each of them, as attorneys-in-fact and proxies of the undersigned, each with the full power of substitution, to attend the Special Meeting of Shareholders of Morgan Stanley High Income Advantage Trust III to be held on December 10, 2002, in Room 209, 2nd floor, at 1221 Avenue of the Americas, New York, New York 10020, at 10:00 A.M., New York time, and at all adjournments thereof and to vote the shares held in the name of the undersigned on the record date for said meeting for the Proposal specified on the reverse side hereof. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------


                                                      PLEASE MARK VOTES AS
                                                      IN THE EXAMPLE USING  [X]
                                                      BLACK OR BLUE INK

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD
YOU MAY ALSO VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET
(SEE ENCLOSED VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS)

TO VOTE A PROXY BY PHONE, call Toll-Free: 1-866-837-1893

TO VOTE A PROXY BY INTERNET, visit our Website: HTTPS://VOTE.PROXY-DIRECT.COM

                    FOR     AGAINST     ABSTAIN
The Proposal:       [ ]       [ ]         [ ]

Approval of the Agreement and Plan of Reorganization, dated as of July 25, 2002, between Morgan Stanley High Income Advantage Trust III and Morgan Stanley High Yield Securities Inc., pursuant to which substantially all of the assets of Morgan Stanley High Income Advantage Trust III would be combined with those of Morgan Stanley High Yield Securities Inc. and shareholders of Morgan Stanley High Income Advantage Trust III would become shareholders of Morgan Stanley High Yield Securities Inc. receiving Class D shares of Morgan Stanley High Yield Securities Inc. with a value equal to the net asset value of their holdings in Morgan Stanley High Income Advantage Trust III.

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

           Please make sure to sign and date this Proxy using black or blue ink.

           Date________________________________________________________________

           _____________________________________________________________________

           _____________________________________________________________________
                            Shareholder sign in the box above


           _____________________________________________________________________

           _____________________________________________________________________
                          Co-Owner (if any) sign in the box above
________________________________________________________________________________

 -  -  -  - PLEASE FOLD AND DETACH AT PERFORATION ALONG DOTTED LINES -  -  -  -


                          MORGAN STANLEY HIGH INCOME
                               ADVANTAGE TRUST III


                                   IMPORTANT


               USE ONE OF THE THREE EASY WAYS TO VOTE YOUR PROXY

 1. BY MAIL. PLEASE DATE, SIGN AND RETURN THE ABOVE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

 2. BY INTERNET. HAVE YOUR PROXY CARD AT HAND. GO TO THE "VOTE YOUR PROXY HERE" LINK ON THE WEBSITE HTTPS://VOTE.PROXY-DIRECT.COM. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE INSTRUCTIONS.

 3. BY TELEPHONE. HAVE YOUR PROXY CARD AT HAND. CALL 1-866-837-1893 ON A TOUCH-TONE PHONE. ENTER YOUR 14-DIGIT CONTROL NUMBER LOCATED ON THE PROXY CARD AND FOLLOW THE SIMPLE RECORDED INSTRUCTIONS.